[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.
                                                                    EXHIBIT 10.8
                            LLC OPERATING AGREEMENT
                            -----------------------

                                 GENOPTERA LLC
                                 -------------

     This Operating Agreement (the "Agreement"), is entered into as of December
                                    ---------
__, 15, 1999 (the "Effective Date"), by and among Bayer Corporation, an Indiana
                   --------------
corporation ("Bayer") and Exelixis Pharmaceuticals, Inc., a Delaware corporation
              -----
("Exelixis"), as the initial members (the "Members") of OpteraGenOptera LLC, a
  --------                                 -------
Delaware limited liability company (the "LLC") to be formed by Bayer and
                                         ---
Exelixis on or before January 1, 2000; immediately upon its formation, the LLC will execute and deliver a counterpart copy hereof and thereupon will become a party hereto. Terms not otherwise defined in this Agreement will have the meanings set forth for such terms in Article I hereof.

                                   RECITALS
                                   --------

     WHEREAS, the Members will have formed the LLC, on or before January 1, 2000, as provided in Section 2.1 hereof, to identify and validate biochemical targets useful within the Field of Use, and to format high throughput screening assays based upon such targets, in each case within the Field of Use, and in each case based initially upon certain technology of Exelixis and Bayer AG which was used in connection with, and certain technology developed under, the Original Collaboration Agreement, and such other matters as the Members may agree in writing with each other from time to time, as an amendment hereto; and

     WHEREAS, simultaneously with their execution and delivery hereof, Bayer and Exelixis also have executed and delivered the LLC Collaboration Agreement, which also will be effective as of January 1, 2000; and

     WHEREAS, the Members and the LLC desire to enter into this Agreement, to set forth the respective ownership interests of the Members in the LLC and the principles by which the LLC will be operated and governed;

     NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     The following terms will have the meanings set forth below for purposes of this Agreement:

     1.1  Accounting Period" means, for each Fiscal Year, the period beginning
          -----------------
on January 1 and ending on December 31, provided that (a) the first Accounting Period will commence on the date of formation of the LLC and if the LLC is formed in 1999 will end on December 31,

1999, and if the LLC is formed in 2000 will end on December 31, 2000, and (b) a new Accounting Period will commence on any date on which a Substitute Member is admitted to the LLC.

     1.2  "Act" means the Delaware Limited Liability Company Act.
           ---

     1.3  "Adjusted Capital Account" means, with respect to any Member, the
           ------------------------
balance in the capital account of such Member, increased by the amount of such Member's share, determined in accordance with Treasury Regulations Section 1.704-2(g), of "partnership minimum gain," within the meaning of Treasury Regulations Section 1.704-2(d), and such Member's share, determined in accordance with Treasury Regulations Section 1.704-2(i), of "partner nonrecourse debt minimum gain," within the meaning of Treasury Regulations Section 1.704-2(i).

     1.4  "Affiliate" means a Person who controls, is controlled by or is under
           ---------
common control with (a) the referenced Member or (b) another Person. For purposes of this definition (1) the word "control" (including, with correlative meaning, the terms "controlled by" or "is under common control with") means the power to direct or cause the direction of the management and policies of the relevant Person, or the ownership of at least fifty percent (50%) of the aggregate stock or voting power of all classes of stock and/or other voting securities of such Person if it is a legal entity, and (2) Bayer and Bayer AG are Affiliates of each other, and (3) for purposes of this Agreement, the LLC is not an Affiliate of Bayer or of Exelixis, nor is either of Bayer or Exelixis an Affiliate of the LLC, and (4) Bayer and Bayer AG, on the one hand, and Exelixis, on the other hand, are not, merely by virtue of this Agreement or the LLC Collaboration Agreement, deemed to be Affiliates of each other.

     1.5   "Agreement" means this Operating Agreement as it may be amended from
            ---------
time to time.

     1.6  "Appraiser" means an independent investment bank, accounting firm or
           ---------
other entity which has no material relationship with either Member or any of their Affiliates or the LLC, and who is experienced in appraising and determining the fair market value of agriculture-based, genetic screening-based or other technology-based companies. For purposes of this Agreement, a "material relationship" is defined as any relationship, including holding more than one percent (1%) of the stock of the relevant Person, or having a senior executive (any LLC officer or similar position) of such bank, firm or other entity, who is also serving or has served, during the two (2) years immediately preceding such Appraiser's selection, as an employee, LLC officer or Director, or similar position, of such relevant Person, or which bank, firm, entity or senior executive is consulting with or for such relevant Person on any ongoing retained basis, or in a non-ongoing retention or engagement during the two (2) years immediately preceding such Appraiser's selection.

     1.7  "Auction" and "Auctioneer" will have the meanings set forth for such
           -------       ----------
terms in Section 13.5 hereof.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     1.8  "Bayer AG" means a corporation organized under the laws of Germany,
           --------
which is the parent corporation of Bayer.

     1.9  "Bankruptcy" means, with respect to any Person, that a petition has
           ----------
been filed by or against such Person as a "debtor" and the adjudication of such Person as a bankrupt under the provisions of the bankruptcy laws of the United States have commenced, or that such Person has made an assignment for the benefit of its creditors generally or a receiver has been appointed for substantially all of the property and assets of such Person, unless the same has been vacated, set aside or stayed within sixty (60) days after such filing.

     1.10 "Buyout" means the purchase by one Member of all of the Membership
           ------
Interest of the other Member pursuant to the provisions of Article XIII hereof.

     1.11 "Capital Account" means, for each Member, a separate account
           ---------------
maintained by the LLC in accordance with the following provisions:

          (a) Increases.  The Capital Account of each Member will be increased
              ---------
by:
              (i)    Money and Property Contributed. The amount of money and the
                     ------------------------------
agreed fair market value of any property contributed to the LLC by such Member, or paid by such Member for the benefit of the LLC pursuant to this Agreement (net of any liabilities secured by such property that the LLC is considered to assume or hold subject to for purposes of Section 752 of the Code), in each case as a Capital Contribution by such Member,

              (ii)    Share of Net Income, Etc.  Such Member's share of Net
                      ------------------------
Income (or items thereof) and other items of LLC income and gain allocated to it pursuant to this Agreement, and

              (iii)   Certain Assumption of Liabilities.  The amount of
                      ---------------------------------
liabilities of the LLC assumed by such Member, to the extent not taken into account under Section 1.11(a)(i) hereof, and any other amounts required by Treasury Regulations Section 1.704-1(b), if the Management Committee determines that such increase is consistent with the economic arrangement among such Members as expressed in this Agreement; and

          (b) Decreases.  The Capital Account of each Member will be decreased
              ---------
by:

              (i)     Money And Property Distributed. The amount of money and
                      ------------------------------
the agreed fair market value of any property distributed by the LLC to such Member pursuant to the provisions of this Agreement (net of any liabilities secured by such property that such Member is considered to assume or hold subject to for purposes of Section 752 of the Code),

              (ii)    Share of Net Loss, Etc. Such Member's share of Net Loss
                      ----------------------
(or items thereof) and other items of LLC loss and deduction allocated to it pursuant to this Agreement, and

              (iii)   Certain Assumption of Liabilities.  The amount of
                      ---------------------------------
liabilities of such Member assumed by the LLC (to the extent not taken into account under Section 1.11(a)(i)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

hereof) and any other amounts required by Treasury Regulations Section 1.704-1(b), if the Management Committee determines that such decrease is consistent with the economic arrangement among such Members as expressed in this Agreement.

     1.12 "Capital Contribution" of a Member means the contribution by such
           --------------------
Member to the LLC pursuant to Article IV hereof.

     1.13 "Carrying Value" means, with respect to any LLC asset, such asset's
           --------------
adjusted basis for federal income tax purposes, except as follows:

          (a) Initial Carrying Value of Contributed Asset.  The initial Carrying
              -------------------------------------------
Value of any asset contributed by a Member to the LLC will be the fair market value of the asset upon contribution, as agreed upon in writing by the contributing Member and the LLC.

          (b) Adjustments Upon Certain Acquisitions And Distributions.  In the
              -------------------------------------------------------
discretion of the Management Committee, or upon the written request of either Member to the Management Committee, with a copy to the other Member, the Carrying Values of all LLC assets may be adjusted to equal their respective fair market values, as determined by the Management Committee, and the resulting unrecognized gain or loss allocated to the Capital Accounts of the Members as though such assets had been sold for their respective fair market values as of the following times: (i) the acquisition of an additional interest in the LLC by any Member in exchange for more than a de minimis Capital Contribution; and (ii)
                                       -- -------
the distribution by the LLC to a Member of more than a de minimis amount of LLC
                                                       -- -------
assets, unless all Members receive simultaneous distributions of either undivided interests in the distributed property or identical LLC assets in proportion to their interests in the LLC.

          (c) Certain Adjustments to Equal Fair Market Value On Liquidation or
              ----------------------------------------------------------------
Termination of LLC.  The Carrying Values of all LLC assets will be adjusted to
------------------
equal their respective fair market values, as determined by the Management Committee, and the resulting unrecognized gain or loss allocated to the Capital Accounts of such Members as though such assets had been sold for their respective fair market values as of the following times: (i) the date the LLC is liquidated within the meaning of Treasury Regulations Section 1.704-1
(b)(2)(ii)(g); and (ii) the termination of the LLC pursuant to the provisions of this Agreement.

          (d) Certain Increases or Decreases.  The Carrying Values of LLC assets
              ------------------------------
will be increased or decreased to the extent required under Treasury Regulations
Section 1.704-1(b)(2)(iv)(m) if the adjusted tax basis of such LLC assets is adjusted pursuant to Code Sections 732, 734 or 743.

          (e) Adjustment To Equal Fair Market Value On Distribution.  The
              -----------------------------------------------------
Carrying Value of an LLC asset that is distributed (whether in liquidation of the LLC or otherwise) to one or more Members will be adjusted to equal its fair market value, as determined by the Management Committee, and the resulting unrecognized gain or loss allocated to the Capital Accounts of such Members as though such asset had been sold for such fair market value.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (f) Adjustment For Depreciation, Etc.  The Carrying Value of an LLC
              --------------------------------
asset will be adjusted by the depreciation, amortization or other cost recovery deductions, if any, taken into account by the LLC with respect to such asset in computing Net Profit or Net Loss.

     1.14 "Certificate of Formation" means the Certificate of formation of the
           ------------------------
LLC.

     1.15 "Changed Circumstance" means any of the following:
           --------------------

          (a) Continuing Force Majeure Event.  A Continuing Force Majeure Event
              ------------------------------
occurs with respect to a Member.

          (b) Exelixis-Specific Matters.  Any or all of the following will be a
              -------------------------
Changed Circumstance with respect only to Exelixis:

              (i)   Certain Sales of Assets.  Subject to the last sentence of
                    -----------------------
this Section 1.15(b)(i), the sale, lease, conveyance or other disposition of eighty percent (80%) or more of the net value, as determined using United
States generally accepted accounting principles, of the assets of Exelixis, as an entirety or substantially as an entirety, to any other Person or to any "group," within the meaning of Section 10(d)(3) of the Exchange Act, that includes such Person, and in each case other than Bayer or Bayer AG, in one or a series of transactions. For purposes of this Section 1.15(b)(i), any transaction as a result of which the holders of all classes of stock and/or other voting securities of Exelixis immediately prior to such transaction own, directly or indirectly, at least fifty percent (50%) of the aggregate voting stock or voting power of all classes of stock and/or other voting securities of the transferee Person immediately after such transaction, will not constitute a Changed Circumstance as to Exelixis, unless, and until the date upon which, Bayer gives Exelixis written notice, which notice Bayer must give within thirty (30) days after Bayer has received from Exelixis, under Section 13.2(a)(i) hereof, a Proposed Changed Circumstances Notice of such event, or has received from Exelixis, under Section 13.2(a)(ii) hereof, a Final Notice of such proposed event, that one or more of the transferee or proposed transferee Person(s) and/or the Affiliate(s) of such Person(s), as relevant, is (or are), in the good faith judgment of Bayer, a party objectionable to Bayer.

              (ii)  Certain Changes of Control.  Subject to the provisions of
                    --------------------------
Section 1.15(b)(ii)(A) and (B) hereof, any transaction or series of transactions (as a result of a tender offer, merger, consolidation or otherwise) that involves a transfer of securities of Exelixis, if as a result of such transfer any Person, including a "group," within the meaning of Section 10(d)(3) of the Exchange Act, that includes such Person, and in each case other than Bayer or Bayer AG, acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the aggregate stock and/or other voting securities of Exelixis, and such Person or "group" did not, immediately before such transaction, hold directly or indirectly, fifty percent (50%) or more of the aggregate stock or voting power of all classes of stock and/or other voting securities of Exelixis. For purposes of this Section 1.15(b)(ii):

                    (A) Requirement Of Certain Notice By Bayer.  Such event will
                        --------------------------------------
not constitute a Changed Circumstance as to Exelixis unless, and until the date upon which, Bayer gives written notice to the Management Committee and to Exelixis, which notice Bayer must give within thirty (30) days after Bayer has received from Exelixis, under Section 13.2(a)(i) hereof, a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Proposed Changed Circumstances Notice of such event, or has received from Exelixis, under Section 13.2(a)(ii) hereof, a Final Notice of such proposed event, that, in the good faith judgment of Bayer, such event does or would materially adversely impact the business, operations and/or financial potential of the LLC, and/or that one or more of the Persons, including their Affiliates, as relevant, to whom such equity is transferred, or to whom such equity is proposed to be transferred, is (or are), in the good faith judgment of Bayer, a party objectionable to Bayer; and

                    (B) Certain Equity Financings By Exelixis.  The closing of
                        -------------------------------------
any equity financing of Exelixis after the Effective Date, by the issuance by Exelixis of its own securities (including without limitation stock of Exelixis and/or securities, such as options, warrants or convertible promissory notes, exercisable for or convertible by their terms into stock of Exelixis), will not constitute a Changed Circumstance as to Exelixis unless, and until the date upon which, Bayer gives Exelixis written notice, which notice Bayer must give within thirty (30) days after Bayer has received from Exelixis, under Section 13.2(a)
(i) hereof, a Proposed Changed Circumstances Notice of such event, or has received from Exelixis, under Section 13.2(a)(ii) hereof, a Final Notice of such proposed event, that the Person(s), including a "group," within the meaning of
Section 10(d)(3) of the Exchange Act, that includes such Person(s), and in each case other than Bayer or Bayer AG, , to whom such equity is issued is (or are), in the good faith judgment of Bayer, a party objectionable to Bayer.

              (iii) Certain Resignations or Terminations, Etc.  Subject to the
                    -----------------------------------------
provisions of Section 1.15(b)(iii)(D) hereof, the resignation, termination, demotion, death or disability of, cumulatively, two (2) or more Key Exelixis Individuals, as follows:

                    (A) Resignation.  The resignation, at any time prior to
                        -----------
the third anniversary of the Effective Date, by a Key Exelixis Individual from all employment and consultancy relationships with Exelixis and all of its Affiliates. For purposes of this Agreement, a Key Exelixis Individual will be deemed to have resigned from all employment and consultancy relationships with Exelixis and all of its Affiliates on the date after which such individual is neither an employee nor serving as a consultant under a written agreement with Exelixis or such Affiliate which requires that such individual render services actively, and not merely be available on a standby-by or retained on-call basis, for at least one-half of such individual's full working time.

                    (B) Termination.  The termination, with or without cause, at
                        -----------
any time prior to the third anniversary of the Effective Date, by a Key
Exelixis Individual, from all employment and consultancy relationships with Exelixis and all of its Affiliates, whether by death, disability or otherwise.

                    (C) Disability or Demotion Without Resignation or
                        ---------------------------------------------
Termination. At any time prior to the third anniversary of the Effective Date,
-----------
the disability of a Key Exelixis Individual (if there is no termination or resignation by such individual nor by Exelixis as a result of such disability), to the extent that, or any demotion of such Key Exelixis Individual to a position of authority and/or title with Exelixis and/or its Affiliates that, in either case, in the good faith judgment of Bayer after consultation with Exelixis, and as so notified in writing by Bayer to the Management Committee, does or would materially adversely impact the business, operations and/or financial potential of the LLC.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                    (D) Exclusions; Consultation With Bayer, Bayer Approval of
                        ------------------------------------------------------
Certain Replacements. This Section 1.15(b)(iii) will not apply as to any Key
--------------------
Exelixis Individual who, immediately upon such termination or resignation with Exelixis and all of its Affiliates, commences full-time employment or full-time consultancy with Bayer, or Bayer AG, or with the LLC with Bayer's prior written consent thereto. This Section 1.15(b)(iii) also will not apply with respect to the termination, resignation, death, disability or demotion of any Key Exelixis Individual, whether or not an FTE, until the sixth-month anniversary of the date of such event, if the position held by such individual is filled by Exelixis within such six-month period, provided that:

                        (1) Consultation With Bayer.  Exelixis will consult in
                            -----------------------
good faith with Bayer as to the replacement for such individual.

                        (2) Bayer Approval of Certain Replacements. Bayer's
                            --------------------------------------
approval, which approval Bayer will not unreasonably or untimely withhold, will in each case be required for the individual replacement selected by Exelixis for each of the positions of Agricultural Biotechnology Program Leader (or equivalent position) of Exelixis (occupied by John Margolis at the Effective
Date), and Chief Information Officer (or equivalent position) of Exelixis (occupied by Christian Burks at the Effective Date). Furthermore, if any two (2) of the following positions becomes vacant within six (6) months of each other by the termination, resignation, death, disability or demotion of any Key Exelixis Individual, Bayer's approval, which approval Bayer will not unreasonably or untimely withhold, will be required for the individual replacement selected by Exelixis for each of such two (2) positions: (a) Chief Executive Officer of Exelixis (or President if there is then no Chief Executive Officer (occupied by George Scangos, as Chief Executive Officer, there being no President, at the Effective Date), (b) Chief Scientific Officer (or equivalent position) of Exelixis (occupied by Geoffrey Duyk at the Effective Date), (c) Agricultural Biotechnology Program Leader (or equivalent position) of Exelixis, and (d) Chief Information Officer (or equivalent position) of Exelixis. The six-month period referred to in this Section 1.15(b)(iii)(D)(2) will commence on the date of, as relevant, the termination, resignation, death, disability or demotion of the first of the two (2) Key Exelixis Individuals in question.

          (c) Bayer Specific Matters.  Either or both of the following will be a
              ----------------------
Changed Circumstance with respect only to Bayer, provided that, for purposes of this Section 1.15(c), the term "insecticide" means chemical and/or biological agents and/or compounds intended for use against invertebrate animals:
                                -----------

              (i)   Certain Sales Of Assets.  Subject to the last sentence of
                    -----------------------
this Section 1.15(c)(i), the sale, lease, conveyance or other disposition, in one or a series of transactions to any other Person or "group," within the meaning of Section 10(d)(3) of the Exchange Act, that includes such Person, and in each case other than Exelixis or Bayer AG, of eighty percent (80%) or more of the net value, as determined under United States generally accepted accounting principles, of those assets of Bayer constituting at the time in question Bayer's insecticide business (as the term "insecticide" is defined in the first paragraph of Section 1.15(c) hereof), or of eighty percent (80%) or more of the net value, as determined under United States generally accepted accounting principles, of the overall assets of Bayer if Bayer has not previously sold, leased, conveyed or otherwise disposed of eighty percent (80%) or more of the net value of its insecticide business. For purposes of this Section 1.15(c)(i), any transaction as a result of which the holders of all classes of stock and/or other voting securities of Bayer immediately prior to such transaction own, directly or indirectly, at least fifty percent (50%) of the aggregate voting stock or voting power of all classes of stock and/or other voting securities of the transferee Person immediately after such transaction, will not constitute a Changed Circumstance as to Bayer.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

              (ii)  Certain Changes Of Control.  Subject to the provisions of
                    --------------------------
Section 1.15(c)(ii)(A) and (B) hereof, any transaction or series of transactions (as a result of a tender offer, merger, consolidation or otherwise) that involves a transfer of securities of Bayer (or, if Bayer's insecticide business then is being conducted in a separate legal entity that is at the time an Affiliate of Bayer, then involving a transfer of securities of such entity), if as a result of such transfer any Person, including a "group," within the meaning of Section 10(d)(3) of the Exchange Act, that includes such Person, and in each case other than Exelixis or Bayer AG, acquires "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the aggregate stock and/or other voting securities of Bayer or of such separate legal entity, and such Person or "group" did not, immediately before such transaction, hold directly or indirectly, fifty percent (50%) or more of the aggregate stock or voting power of all classes of stock and/or other voting securities of Bayer or of such separate legal entity, as relevant. For purposes of this Section 1.15(b)(ii):

                    (A) Requirement Of Certain Notice By Exelixis. Such event
                        -----------------------------------------
will not constitute a Changed Circumstance as to Bayer unless, and until the date upon which, Exelixis gives written notice to the Management Committee and to Bayer that, in the good faith judgment of Exelixis, such event does or would materially adversely impact the business, operations and/or financial potential of the LLC, which notice Exelixis must give within thirty (30) days after Exelixis has received from Bayer, under Section 13.2(a)(i) hereof, a Proposed Changed Circumstances Notice of such event, or has received from Bayer, under
Section 13.2(a)(ii) hereof, a Final Notice of such proposed event.

                    (B) Certain Conditions.  Such event will constitute a
                        ------------------
Changed Circumstance as to Bayer only (1) if at the time in question Bayer's insecticide business is being conducted in whole or in material part by or within a separate legal entity other than Bayer or Bayer AG, and at least fifty percent (50%) of the aggregate stock or voting power of all classes of stock and/or other voting securities of such entity is held by Bayer or by Bayer AG immediately before the consummation of such transaction, or (2) if at the time Bayer's insecticide business is being conducted by Bayer, and if Bayer AG, immediately before the consummation of such transaction (a) does not own, directly or indirectly, at least fifty percent (50%) of the aggregate voting stock or voting power of all classes of stock and/or other voting securities of Bayer and (b) does not otherwise have the power to direct or cause the direction of the management and policies of the insecticide business of Bayer.

          (d) LLC Lack Of Freedom To Operate.  Subject to the last sentence of
              ------------------------------
this Section 1.15(d), the sixth (6th) month anniversary of the delivery by Bayer to Exelixis of a "Lack Of Freedom To Operate Notice". A "Lack Of Freedom To
   ------------------------------------------------
Operate Notice" means Bayer's written notice that, in the good faith judgment of Bayer, after Bayer has consulted with Bayer's patent counsel and with Exelixis, and after Bayer's patent counsel has consulted with Exelixis' patent counsel, with respect thereto, there exist sufficient dominant patents, or other intellectual property rights, of any third party (other than an Affiliate of Bayer or an Affiliate of Exelixis), with respect to the subject and focus of the LLC Collaboration Agreement, and/or of the LLC, as to create a material risk of exposure of the LLC and/or of Bayer or its Affiliates to an action for infringement by such third party by reason of any intellectual property licensed to the LLC by Exelixis and/or by any intellectual property belonging to the LLC (apart from any such

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

intellectual property licensed to the LLC by Bayer or by any Bayer Affiliate), and to create a failure of the essential purpose of the LLC and of the LLC Collaboration Agreement if the LLC and the LLC Collaboration Agreement were to continue. Such event will not constitute a Changed Circumstance if, prior to such sixth (6th) month anniversary, Exelixis and/or the LLC have executed with such third party a license, or an agreement not to bring an action for infringement as to the relevant intellectual property, in either case in favor of the LLC, and in favor of Bayer and Exelixis and their respective Affiliates, with respect to the intellectual property rights or alleged intellectual property rights of such third party in question, meeting the criteria set forth in the next sentence. Such license (i) must be approved by the Management Committee, and by Exelixis if Exelixis is to be a party to the license, or is to be responsible for any payments thereunder, as is described in clause (ii) of this Section 1.15(d) immediately following, and (ii) may contain provision for the payment to the licensor of commercially reasonable license commitment or upfront fees, royalties or premium fees, provided that (A) if the potential infringement of such third party's right is determined by Bayer, after the consultation described in the first sentence of this Section 1.15(d), to derive primarily from intellectual property rights of Exelixis licensed to the LLC, then Exelixis alone will be responsible for payment of any such license or commitment fees, royalties or premium fees thereunder, and (B) if the potential infringement of such third party's right is determined by Bayer, after the consultation described in the first sentence hereof, to derive primarily from intellectual property rights of the LLC licensed in to the LLC, then the LLC will be responsible for payment of any such license or commitment fees, royalties or premium fees thereunder.

     1.16 "Code" means the Internal Revenue Code of 1986, as amended.
           ----

     1.17 "Collateral Agreements" means any license or other agreement to which
           ---------------------
the LLC is a party or by which it is bound, and any license or other agreement to which either or both Members are a party or by which either or both Members are bound and that relate to the LLC, other than (a) the LLC Collaboration Agreement, (b) this Agreement, and (c) any agreements between Bayer and Bayer AG.

     1.18 "Commencement Date" means January 1, 2000, or such other date as the
           -----------------
Members agree in writing as an amendment hereto

     1.19 "Confidential Information" means, with respect to a party hereto,
           ------------------------
information that is owned or controlled by such party, its Affiliates or sublicensees, including information of third parties known to such party by reason of any collaboration with such third party or under any confidentiality agreement with such third party, that is disclosed by such party hereto, to one or both of the other parties hereto pursuant to this Agreement, and that is identified by the disclosing party in writing, or is acknowledged by the receiving party in writing, to be confidential to the disclosing party or to a third party at the time of disclosure to the receiving party if disclosed in tangible form, or is confirmed by the disclosing party to the receiving party as confidential within thirty (30) days after disclosure if initially disclosed orally by the disclosing party. Confidential Information will not include any information which:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (a) Already Known Without Breach.  Was already known to the receiving
              ----------------------------
party, without breach of any obligation of confidentiality by any party, at the time of disclosure by the disclosing party;

          (b) Generally Available Or In Public Domain Without Breach.  Was
              ------------------------------------------------------
generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party by the disclosing party, or became generally available to the public or otherwise part of the public domain after its disclosure to the receiving party by the disclosing party, in each case without breach of any obligation of confidentiality by the receiving party;

          (c) Freely Disclosed By Certain Third Parties.  Was disclosed to the
              -----------------------------------------
receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing party not to disclose such information to others;

          (d) Freely Disclosed By Disclosing Party To Others.  Is disclosed by
              ----------------------------------------------
the disclosing party to others without an obligation of confidentiality;

          (e) Required To Be Disclosed.  Is required to be disclosed pursuant to
              ------------------------
law, subject, except for disclosure of financial information to the extent required by securities laws to be disclosed, to the protective provisions set forth in Section 18.6 hereof; or

          (f) Independently Developed.  The receiving party can document was
              -----------------------
subsequently and independently developed by employees or others on behalf of the receiving party without use of any Confidential Information disclosed to the receiving party or such others by the disclosing party.

     1.20 "Continuing Force Majeure Event" means a Force Majeure Event as to the
           ------------------------------
Affected Member, which continues for at least [ * ], on a [ * ] anniversary calculation, after delivery of written notice to the Affected Member by the Non-Affected Member, with a copy to the Management Committee, reciting facts therein in reasonable detail regarding (a) the date upon which, in the good faith judgment and knowledge of the Non-Affected Member, such Force Majeure Event commenced for the Affected Member, (b) the general nature of such Force Majeure Event, and (c) that the Force Majeure Event (i) is having or would have, in the good faith judgment of the Non-Affected Member, a material adverse effect upon the Affected Member's ability to perform such Affected Member's obligations under this Agreement, the LLC Agreement, and/or the relevant Collateral Agreements, and (ii) does have or would have, in the good faith judgment of the Non-Affected Member, a material adverse effect on the business or operations of the LLC.

     1.21 "Damages" means, subject to the provisions of Article XI hereof, all
           -------
costs, liabilities, obligations, damages, fines, penalties, deficiencies, losses and judgments, including reasonable fees and costs of attorneys, accountants, and other customary and commercially reasonable advisors, in each case after the application of any amounts recoverable under insurance contracts or similar arrangements and from other third parties, by the Person claiming indemnity under this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     1.22 "Deadlock" means the inability of the Members to resolve a dispute in
           --------
accordance with the provisions of Section 17.1 hereof before arbitration under
Section 17.2 hereof, including without limitation the failure of the Management Committee to timely agree on a budget and/or Strategic Plan for the LLC as provided in Section 8.8 hereof.

     1.23 "Dissociated Member" means a Member who has suffered a Bankruptcy or
           ------------------
Dissolution.

     1.24 "Dissolution" of a Member means that such Member has terminated its
           -----------
existence, whether partnership or corporate, wound up its affairs and dissolved, provided that a change in the membership constitution of any Member that is a general partnership will not constitute "Dissolution" hereunder, whether or not such Member is deemed technically dissolved for partnership law purposes, for so long as the business of such Member is continued.

     1.25 "Dissolution Event" as to a Member means:
           -----------------

          (a) Attachment, Etc.  Attachment, execution or other judicial seizure
              ---------------
of all or any substantial part of a Member's assets, or of a Member's interest in the LLC, or any part thereof, and in each case remaining undismissed or undischarged for a period of [ * ] after the levy thereof, if the occurrence of such attachment, execution or other judicial seizure has, in the good faith judgment of the Non-Affected Member, communicated in writing by the Non-Affected Member to the Affected Member and to the Management Committee, a materially adverse effect upon the performance by such Affected Member of its obligations under this Agreement, the LLC Collaboration Agreement, and/or the relevant Collateral Agreements, provided that such attachment, execution or seizure will not constitute a Dissolution Event if the Affected Member posts a bond sufficient to fully satisfy the amount of such claim or judgment within [ * ] after the levy thereof and the LLC's assets, and/or, as relevant, such Affected Member's interest in the LLC, are thereby released from the lien of such attachment; and/or

          (b) Bankruptcy or Dissolution Of A Member.  The Bankruptcy or
              -------------------------------------
Dissolution of a Member.

     1.26 "Event of Default" and "Affected Member" and "Non-Affected Member" and
           ----------------       ---------------       -------------------
"Default Notice" will have the meanings set forth for such terms in Article XIV
 --------------
hereof.

     1.27 "Excess Negative Balance" for purposes of Section 9.2 hereof, means
           -----------------------
the excess of the negative balance in a Member's Adjusted Capital Account (computed with any adjustments which are required by Treasury Regulations
Section 1.704-1(b)(2)(ii)(d)) over the amount such Member is obligated to restore to the LLC, computed under the principles of Treasury Regulations
Section 1.704-1(b)(2)(ii)(c), inclusive of any addition to such restoration obligation pursuant to application of the provisions of Treasury Regulations
Section 1.704-2.

     1.28 "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

     1.29 "Fair Market Value" means the fair market value of a Membership
           -----------------
Interest as determined under Section 13.1 hereof.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     1.30 "Field of Use" will have the same meaning, at the time in question
           ------------
under this Agreement, as is given for such term at the time in question under the LLC Collaboration Agreement.

     1.31 "Fiscal Year" means the period from January 1 to December 31 of each
           -----------
year, or as otherwise required by law or as otherwise determined by the Management Committee.

     1.32 "Force Majeure Event" means, as to a Member, an event or condition
           -------------------
having a material adverse effect upon such Member due to circumstances beyond such Member's reasonable control and that by the exercise of commercially reasonable due diligence it is unable to prevent. Circumstances beyond the reasonable control of a Member include, but are not limited to, fire, strikes, insurrections, riots, embargoes, shortages, war-time rationing or preferences, delays in transportation, inability to obtain supplies of raw materials or requirements or regulations of any government or any other civil or military authority in the relevant jurisdiction.

     1.33 "FTE" means a full-time equivalent employee or consultant, as the case
           ---
may be.

     1.34 "FTE Amount" means the amount required to be paid by the LLC to
           ----------
Exelixis under the LLC Collaboration Agreement for the FTE's.

     1.35 "JSC" means the Joint Scientific Committee, or its successor
           ---
committee, established by the Members as provided in the Section 6.13(a) of this Agreement.

     1.36 "Key Exelixis Individual" means, as relevant, the individual who at
           -----------------------
the time in question is filling the position of Chief Executive Officer (or President, if there is no Chief Executive Officer) of Exelixis (occupied by George Scangos as the Chief Executive Officer, there being no President, at the Effective Date), or of Chief Scientific Officer (or equivalent position) of Exelixis (occupied by Geoffrey Duyk at the Effective Date), or of Agricultural Biotechnology Program Leader (or equivalent position) of Exelixis (occupied by John Margolis at the Effective Date), or of Chief Information Officer (or equivalent position) of Exelixis (occupied by Christian Burks at the Effective
Date).

     1.37 "LLC Collaboration Agreement" means that certain LLC Collaboration
           ---------------------------
Agreement of even date herewith among Bayer, Exelixis and the LLC, as it may be amended after the Effective Date in accordance with its terms.

     1.38 "LLC Operating Expense Amounts" means (a) professionals' fees and
           -----------------------------
costs incurred by the LLC (or, as to patent matters referred to in clause (i) immediately following, if so requested by the Management Committee in writing of Bayer, then professionals' fees and costs incurred by Bayer on behalf of the
LLC) in the conduct of its business for (i) preparing, applying for, maintaining and defending and prosecuting alleged infringement of, LLC patents throughout the world as determined by the Management Committee, including FTE expenses (other than the FTE Amount) and out of pocket costs incurred by Exelixis in connection with such activities that in each case have been mutually agreed to by the LLC and Exelixis in writing, and (ii) the salary and benefits of any LLC officer or LLC employee (FTE's not being employees of the LLC)to the extent not paid directly by Bayer or by Exelixis, as relevant, to such individual, and
(iii) amounts that are paid by Bayer pursuant to Section 2.10 hereof for insurance; and (b) amounts determined by the Management Committee as needed for the operations of the LLC, which have been (i) identified in any annual budget for the LLC, as it may have been amended, which has been

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

approved by the Management Committee as provided herein, or (ii) otherwise approved by the Management Committee as being required for the operations of the LLC, which will include all amounts, if any, determined by the Management Committee to be needed by the LLC for Research (as defined in the LLC Collaboration Agreement) funding beyond the minimum ten million dollars ($10,000,000.00) (or such then-current amount as may be provided in any amendment hereto) per calendar year required to be paid by the LLC to Exelixis under the LLC Collaboration Agreement for Research funding, to the extent that sufficient third-party funds described in Section 4.3(a) hereof (excluding premium fees from the Members and milestone payments from Bayer under the LLC Collaboration Agreement) are not available for such Research funding. In each case, LLC Operating Expense Amounts will not include (1) the minimum ten million dollars ($10,000,000.00) (or such then-current amount as may be provided in any amendment hereto), in the calendar year in question, of the additional Capital Contributions of Bayer called for under Section 4.2 hereof to be expended by the LLC under the LLC Collaboration Agreement to fund Research funding , nor (2) any premium fee payments to the LLC by Bayer or by Exelixis, nor (3) any milestone payments by Bayer to the LLC under the LLC Collaboration Agreement.

     1.39 "Management Committee" means the Management Committee of the LLC.
           --------------------

     1.40 "Member" means Bayer, or Exelixis, or any other Person who holds a
           ------
Membership Interest in the LLC and who is admitted to the LLC as a Member in accordance with the provisions of this Agreement.

     1.41 "Members" means both Members, or, when there are more than two, all
           -------
Members.

     1.42 "Member Representative" means each employee of or consultant to Bayer
           ---------------------
and each employee of or consultant to Exelixis selected to serve on the Management Committee as provided herein.

     1.43 "Membership Interest" means the interest of a Member in the LLC.
           -------------------

     1.44 "Net Income" or "Net Loss" means, respectively, the net book income or
           ----------      --------
loss of the LLC for any relevant period. The net book income or loss of the LLC will be computed in accordance with federal income tax principles under the method of accounting elected by the LLC for federal income tax purposes, adjusted by:

          (a) Tax-Exempt Income, Etc.  Including as income or deductions, as
              ----------------------
appropriate, any tax-exempt income and related expenses that are neither properly included in the computation of taxable income nor capitalized for federal income tax purposes;

          (b) LLC Organizational Expenses.  Including as a deduction when paid
              ---------------------------
or incurred (depending on the LLC's method of accounting) any amounts paid to organize the LLC except that amounts for which an election is properly made by the LLC under Code Section 709(b) will be accounted for as provided therein;

          (c) Certain Losses On Sale Or Exchange Of Property.  Including as a
              ----------------------------------------------
deduction any losses incurred by the LLC in connection with the sale or exchange of property

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

notwithstanding that such losses may be disallowed to the LLC for federal income tax purposes under the related party rules of the Code, including Code Sections 267(a)(1) or 707(b);

          (d) Certain Gain Or Loss On Certain Dispositions.  Calculating the
              --------------------------------------------
gain or loss on disposition of LLC assets and the depreciation, amortization or other cost- recovery deductions, if any, with respect to LLC assets by reference to their Carrying Value rather than their adjusted tax basis; and

          (e) Certain Exclusions.  Excluding as an item of income, gain, loss or
              ------------------
deduction any items allocated pursuant to Section 9.2 hereof or any gross income allocated under Section 9.1(b) hereof.

     1.45 "Percentage Interest" means, as to the relevant Member, the interest
           -------------------
of such Member in the LLC, which initially will be sixty percent (60%) for Bayer and forty percent (40%) for Exelixis, as such Percentage Interest may be automatically adjusted by application of Article XVI hereof.

     1.46 "Person" means a natural person, corporation, partnership (whether
           ------
general or limited), a limited liability company, or any trust, estate, association, custodian, nominee or any other individual or entity in its own or representative capacity, and in each case, as to a legal entity, whether formed under the laws of the United States or of any state thereof or of any non-United States jurisdiction.

     1.47 "Original Collaboration Agreement" means that certain Collaboration
           --------------------------------
Agreement dated as of May 1, 1998, as amended, by and between Exelixis and Bayer AG.

     1.48 "Pro Rata Share" as to a Member's right of first offer under Article
           --------------
XVI hereof, means the Percentage Interest of such Member in the LLC, calculated without giving effect to the relevant offer by the LLC, multiplied times the percentage of interest, or units, or other securities, offered by the LLC.

     1.49 "Regulatory Allocations" will have the meaning set forth for such term
           ----------------------
in Section 9.2(h) hereof.

     1.50 "Research Field" will have the same meaning, at the time in question
           --------------
under this Agreement, as is given for such term at the time in question under the LLC Collaboration Agreement.

     1.51 "SEC" means the Securities and Exchange Commission.
           ---

     1.52 "Securities Act" means the Securities Act of 1933, as amended.
           --------------

     1.53 "Subscribing Members" will have the meaning for such term set forth in
           -------------------
Section 16.1 hereof.

     1.54 "Substantial Disagreement" means the failure of the Management
           ------------------------
Committee, and/or of the Members, if the Members' approval is required under this Agreement in addition to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Management Committee approval, to reach agreement, within the relevant time period required under this Agreement, on the operations of the LLC, including
(a) the budget for the LLC, and/or the Strategic Plan for the LLC, and any respective amendment thereto, and/or (b) any other issue which has, or is likely to have, in either case in the good faith view of either Member as so communicated in writing to the Management Committee and to the other Member, a material adverse impact on the business or operations or financial potential of the LLC or of the notifying Member, including without limitation selection and commercialization of assays, targets, or the like, in each case involving, and only with respect to, the LLC. Any failure of the Management Committee or the Members to (1) approve a proposed modification of the Research Field or Field of Use, or (2) agree upon raising additional capital for the LLC, or (3) agree as to issuance of additional Membership Interests, or (4) agree as to admitting Substitute Members will not be a "Substantial Disagreement" nor subject to the provisions of Section 17.1 or 17.2 hereof. For purposes of Section 13.5 hereof, any dispute over the existence of a Force Majeure Event, or with respect to any written agreement to which the LLC is a party or by which it is bound, will not be a "Substantial Disagreement," the resolution of such disputes being governed solely by Sections 17.1 and 17.2 hereof.

     1.55 "Substitute Member" means a Person who has, pursuant to this
           -----------------
Agreement, been admitted to all the rights of membership in the LLC as a Member.

     1.56 "Treasury Regulations" means regulations issued pursuant to the Code.
           --------------------

     1.57 "Tax Matters Member" means Bayer.
           ------------------

     1.58 "Unadjusted Excess Negative Balance," for purposes of Section 9.2
           ----------------------------------
hereof, will have the same meaning as Excess Negative Balance, except that the Unadjusted Excess Negative Balance of a Member will be computed without effecting the reductions to such Member's Capital Account that are described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                                  ARTICLE II
                   FORMATION OF THE LLC AND RELATED MATTERS

     2.1  Formation Of The LLC.  The Members will have formed the LLC pursuant
          --------------------
to the Act on or before January 1, 2000, to be in legal existence on January 1, 2000, by causing the Certificate of Formation to be filed in the Office of the Secretary of the LLC of State of Delaware, and by this Agreement intend to establish rules and regulations governing the LLC's ownership and control upon and after its creation. The LLC will not commence business prior to January 1, 2000 without the prior written consent of both Bayer and Exelixis.

     2.2  Name And Principal Place Of Business Of The LLC.  Unless and until
          -----------------------------------------------
amended in accordance with this Agreement and the Act, the name of the LLC will be OpteraGenOptera LLC. The principal place of business of the LLC will be located at the premises of Exelixis, at 260 Littlefield Avenue, South San Francisco, CA 94080, or such other place as the Management Committee from time to time determines.

     2.3  Delaware Registered Office And Agent For Services Of Process.  The LLC
          ------------------------------------------------------------
will maintain a Delaware registered office and agent for service of process as required by Section 104

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

of the Act. The Delaware registered office and agent for service of process will be The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L100, Dover, Delaware 19904, or such other place and person as the Management Committee may designate.

     2.4  Purpose.  The purpose of the LLC is to engage, subject to the other
          -------
provisions of this Agreement, in any lawful act or activity for which a limited liability company may be organized under the Act, including without limitation, and to the extent permitted hereunder and thereunder, the entry by the LLC into and performance of its obligations under the LLC Collaboration Agreement and agreements with third parties and other documents and instruments, including without limitation those connected with collaborative and/or licensing relationships, for research and development within or outside of the Research Field, and/or commercialization, within or outside of the Field of Use, of intellectual property licensed to or to which the LLC otherwise has relevant rights, in each case relevant to the purpose, from time to time during the term hereof, of the LLC.

     2.5  Term.  The term of the LLC will commence upon the later to occur of
          ----
(a) the filing of a Certificate of Formation for the LLC in the office of the Secretary of State of Delaware or (b) the execution of this Agreement by the two initial Members, and will continue in perpetuity unless terminated earlier as provided herein.

     2.6  Review At End Of Research Term.  The Members will meet to discuss in
          ------------------------------
good faith the future of the LLC and their involvement therein no later than [ * ] prior to the end of the Research Term, as defined in and as determined under the LLC Collaboration Agreement.

     2.7  Approval And Ratification Of LLC Collaboration Agreement and
          ------------------------------------------------------------
Collateral Agreements; Commitment To Perform Obligations.  Bayer and Exelixis,
--------------------------------------------------------
as the intended initial Members, hereby approve and ratify, on behalf of the LLC, prospectively as of the Commencement Date, the execution and delivery by the Chief Executive Officer of the LLC, on behalf of the LLC, of, and the LLC's performance of its obligations under, the LLC Collaboration Agreement and such Collateral Agreements as are listed on Exhibit A attached hereto as existing at
                                       ---------
the Commencement Date, and as they may exist from time to time during the term of the LLC. The Members and the LLC hereby agree and commit to performing their respective obligations under those of the LLC Collaboration Agreement and such Collateral Agreements as they may exist at the Effective Date, or the Commencement Date, or may thereafter exist, in each case to which the Member(s) and/or the LLC is a party or by which it is or they are bound.

     2.8  Management To Budget And Strategic Plan.  Upon approval by the
          ---------------------------------------
Management Committee of each of the LLC's annual budgets and Strategic Plans as provided in Section 8.8 hereof, the LLC will implement and will conduct its affairs in accordance with such relevant budget and Strategic Plan.

     2.9  Bank Accounts.  The LLC will, subject to the provisions of Section 4.5
          -------------
hereof, maintain bank accounts in such banks as the Management Committee may designate exclusively for the deposit and disbursement of funds of the LLC. All funds received by the LLC will, subject to the provisions of Section 4.5 hereof, be promptly deposited in such accounts. The

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

signatories on such account(s) will be determined from time to time by the Management Committee.

     2.10 Insurance.  The LLC will be insured on its own behalf with insurers
          ---------
who maintain an A.M. Best rating of "A" or better for all property, liability and workers' compensation insurance and such other insurance as is required under applicable mortgages, leases, agreements and other instruments and statutes, or as determined by the Management Committee and, as provided under
Section 11.1(e) hereof, such insurance covering the Member Representatives, officers, employees, consultants and agents of the LLC, as the Management Committee determines to be appropriate or necessary. Bayer will use its good faith efforts to include the LLC, the Member Representatives, the members of the JSC, the officers of the LLC, and the employees of the LLC (if any), under Bayer's insurance programs if the coverage thereunder and premiums therefor would be less expensive than if the LLC obtained such insurance on its own, provided that if such inclusion results in any additional cost for premiums to Bayer from its insurers, the LLC will reimburse such excess as an expenses to Bayer as LLC Operating Expense Amounts pursuant to Section 10.1(b)(ii) hereof.

                                  ARTICLE III
                                  MEMBERSHIP

     3.1  Members.  The initial Members of the LLC will be Bayer and Exelixis.
          -------
Additional Persons may be admitted to the LLC as a Member only upon the prior written consent of both Members and upon such terms and conditions as both of (or all of, if there are then more than two Members) Members and the LLC agree in writing with such additional Person as an amendment hereto.

     3.2  Representations And Warranties.  Each Member hereby severally
          ------------------------------
represents and warrants to the LLC (with future Members so representing as of the date upon which they become a Member by execution and delivery of a counterpart copy hereof) and to the other Member (or other Members, if then more than two), as follows:

          (a) Authorization.  Such Member is a corporation, duly organized,
              -------------
validly existing, and in good standing under the law of its state of organization, and it has full power and authority to execute and enter into this Agreement and to perform its obligations hereunder, and all actions necessary for the due authorization, execution, delivery and performance by such Member of this Agreement have been duly taken;

          (b) Compliance With Other Instruments.  Such Member's authorization,
              ---------------------------------
execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which such Member is a party or by which it is bound;

          (c) Purchase Entirely For Own Account.  Such Member is acquiring its
              ---------------------------------
Membership Interest in the LLC for such Member's own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof and has no contract understanding, undertaking, agreement or arrangement of any kind with any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Person to sell, transfer or pledge to any Person such Membership Interest or any part thereof nor does such Member have any plans to enter into any such agreement;

          (d) Investment Experience.  By reason of its business or financial
              ---------------------
experience, such Member has the capacity to protect its own interests in connection with the transactions contemplated hereunder, is able to bear the risks of an investment in the LLC, and at the present time could afford a complete loss of such investment;

          (e) Disclosure Of Information.  Such Member is aware of the LLC's
              -------------------------
business affairs and financial condition and has acquired sufficient information about the LLC to reach an informed and knowledgeable decision to acquire an interest in the LLC;

          (f) Federal And State Securities Laws.  If federal and state
              ---------------------------------
securities laws apply to the Membership Interests, such Member acknowledges that the Membership Interests have not been registered under the Securities Act or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering, and under such laws, may not be resold or transferred by such Member without appropriate registration or the availability of an exemption from such requirements. In this connection, such Member represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

     3.3  Resignation Or Withdrawal Of A Member.  Except as specifically
          -------------------------------------
provided herein, neither Member may withdraw from membership in the LLC or withdraw such Member's interest in the capital of the LLC. A Dissociated Member or its legal representative will be entitled to participate in the winding up of the LLC to the same extent as the other Member.

     3.4  Transfer Or Assignment Of Membership Interest; Admission Of Substitute
          ----------------------------------------------------------------------
Members.  Neither Member may transfer, sell, encumber, mortgage, assign or
-------
otherwise dispose of any portion of its Membership Interest except on such terms, including any amendment hereto, as the other Member may agree in writing. Any purported transfer, sale, encumbrance, mortgage, assignment, or disposition of a Membership Interest in contravention of this Section 3.4 will be void and of no effect to, on or against the LLC, any Member, any creditor of the LLC or any claimant against the LLC. Notwithstanding any other provision of this Agreement, no Person will be admitted as a Substitute Member and admitted to all the rights of the Member that assigned its respective Membership Interest, without the prior written approval of both Members. If so admitted, the Substitute Member will have all the rights and powers of, and will be subject to all the restrictions and liabilities of, such Member who originally assigned the Membership Interest. The admission of a Substitute Member will not release either Member who previously assigned its Membership Interest from any liability of such assigning Member to the LLC that may have existed before such substitution. Consents required hereunder may be given in advance of any transfer by any writing signed by a Member. A Substitute Member, upon admission to the LLC, will be, and be deemed referred to herein as, a Member for all purposes thereafter.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ARTICLE IV
                           CONTRIBUTIONS TO CAPITAL;
                     OUTSOURCED TREASURY OPERATIONS OF LLC

     4.1  Initial Cash Contribution By Bayer.  On the Commencement Date, Bayer
          ----------------------------------
will contribute to the LLC, as Bayer's initial Capital Contribution to the LLC to its Capital Account, a total of ten million dollars ($10,000,000.00) in cash on the Commencement Date.

     4.2  Additional Cash Contributions.
          -----------------------------

          (a) First Anniversary Cash Contribution By Bayer.  If at the first
              --------------------------------------------
anniversary of the Commencement Date (i) the LLC is still in existence, and (ii) neither Bayer nor Exelixis has terminated its participation as a Member in the LLC, then, on the first anniversary of the Commencement Date, Bayer will contribute an additional ten million dollars ($10,000,000.00) in cash to the LLC, as an additional Capital Contribution by Bayer to its Capital Account.

          (b) FTE Amount Contribution By Bayer.  Bayer will contribute to the
              --------------------------------
LLC, in cash, in each case as a Capital Contribution by Bayer to its Capital Account additional to Bayer's Capital Contributions under Sections 4.1 and 4.2(a) hereof, at the times and in the amounts specified in the LLC Collaboration Agreement as in effect at the time in question, the FTE Amount, up to a maximum FTE Amount of ten million dollars ($10,000,000.00), (or such other amount as may then be required under this Agreement if amended after the Effective Date to so provide), for each successive twelve (12) month period from and after the Commencement Date.

          (c) LLC Operating Expense Amounts.  In addition, subject to the
              -----------------------------
limitations set forth in Section 4.3 hereof, Bayer will pay in cash to the LLC, or to such third parties as the Chief Executive Officer of the LLC and/or Chief Financial Officer of the LLC of the LLC directs Bayer in writing, with each such payment by Bayer to the LLC or to such third party being a Capital Contribution by Bayer to its Capital Account under Sections 4.1 and 4.2(a) and (b) hereof,
(i) upon at least ten (10) days' prior written notice by the Chief Executive Officer of the LLC and/or Chief Financial Officer of the LLC of the LLC to Bayer, with a copy to the Management Committee, [ * ] LLC Operating Expense Amounts set forth in the LLC's then-approved budget for such quarter, and (ii) upon at least thirty (30) days' prior written notice from the Chief Executive Officer of the LLC and/or Chief Financial Officer of the LLC of the LLC to Bayer, with a copy to the Management Committee, such other LLC Operating Expense Amounts as the Management Committee has determined are necessary to the operations of the LLC beyond such budget, either by amendment to a previously-approved budget as provided herein, or on an urgent need basis, as will be set forth in the relevant notice to Bayer. Any payments by Bayer directly of the salary or consulting fees, bonus (as provided within the LLC budget), expenses and benefits for any individual furnished by Bayer and serving as an LLC officer or other employee of the LLC, as provided under Section 7.4 hereof, whether paid directly by Bayer to such individual or paid by Bayer to the LLC as part of LLC Operating Expenses, will be considered as an additional Capital Contribution in cash by Bayer to its Capital Account, as part of the LLC Operating Expenses for purposes of distributions under Section 10.1(b)(iv)(A) hereof. Any payments by Exelixis directly (as provided within the LLC budget or otherwise as provided for in Section 7.4 hereof) of the salary or consulting fees,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

bonus, expenses and benefits for any individual furnished by Exelixis and serving as an LLC officer or other employee of the LLC, will be considered as a Capital Contribution in cash by Exelixis to its Capital Account, as will be considered as part of the LLC Operating Expenses for purposes of distributions under Section 10.1(b)(iv)(B) hereof.

     4.3  Use Of Certain Funds For LLC Operating Expenses; Limitations On
          ---------------------------------------------------------------
Bayer's Obligation To Make Capital Contributions To The LLC; Limitation On
--------------------------------------------------------------------------
Capital Contributions By Exelixis.  Notwithstanding the provisions of Section
---------------------------------
4.2 hereof:

          (a) Use Of Certain Funds For Operating Expenses.  Except as may be
              -------------------------------------------
otherwise determined from time to time by the Management Committee, the LLC may use, for payment of LLC Operating Expenses, prior to the LLC demanding funds from Bayer for LLC Operating Expenses under the provisions of Section 4.2(c) hereof, all amounts received by the LLC from third parties, including without limitation interest, license fees or other payments, that are not required, by their terms as received by the LLC from such third party or by law, to be held in escrow, as a creditable or refundable deposit, or otherwise required to be held against a future event. To the extent that such funds are so used, then the demand by the LLC to Bayer for LLC Operating Expense amounts occurring next after such use will be only for the amount then needed for LLC Operating Expenses after taking into account such use of such other funds.

          (b) Limitations As To Bayer Payment To LLC Of LLC Operating Expense
              ---------------------------------------------------------------
Amounts Arising From Existence Of Sufficient Other LLC Operating Funds.  Bayer's
----------------------------------------------------------------------
obligation to pay any LLC Operating Expense Amounts to the LLC, as a Capital Contribution or otherwise, will be, at Bayer's sole election communicated in writing to Exelixis and to the Management Committee, suspended for so long as, and to the extent that, the FTE Amount equals or exceeds ten million dollars ($10,000,000.00) (or equals or exceeds such other minimum payment of the FTE Amount as is provided hereunder if this Agreement is amended to provide for such other minimum amount), and the LLC has, in the view of the Management Committee, sufficient cash, net of distributions required by this Agreement to be made, from third-party funds described in Section 4.3(a) hereof, to fund LLC Operating Expense Amounts. The Management Committee will review such funds-available issue on a regular basis at its meetings. The Management Committee will promptly communicate in writing to both Members the Management Committee's sufficient-funds conclusion, and the amounts expected to be needed from Bayer, if any, beyond such funds, for LLC Operating Expenses, during the eighteen (18) month period following such determination by the Management Committee.

          (c) Certain Suspension Or Termination Of Bayer's Obligation To Pay LLC
              ------------------------------------------------------------------
Operating Expense Amounts And FTE Amount To The LLC.  Bayer's obligation to pay
---------------------------------------------------
to the LLC any LLC Operating Expense Amounts and any FTE Amount will be, at Bayer's sole election communicated in writing to the Management Committee and to Exelixis, suspended for so long as Exelixis is a Affected Member hereunder, and/or if Exelixis has suffered a Dissolution Event, and/or for so long as there exists with respect to Exelixis a Continuing Force Majeure Event. Bayer's obligation to pay to the LLC any LLC Operating Expense Amounts and any FTE Amount will automatically terminate effective upon (i) the end of the Research Term under the LLC Collaboration Agreement if the Research Term is not renewed or otherwise extended by a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

writing signed by the LLC and Exelixis, or (ii) any termination, for whatever reason, of the LLC Collaboration Agreement.

          (d) Limitations On Capital Contributions By Exelixis.  Exelixis will
              ------------------------------------------------
not be required to make any cash or other Capital Contributions to the LLC, including without limitation any LLC Operating Expenses, without the prior written approval of both Members, provided that any payments by Exelixis of the salary or consulting fees, expenses, bonus and benefits for any individual furnished by Exelixis and serving as an LLC officer or other employee of the LLC, as provided under Section 7.4 hereof, whether paid directly by Exelixis to such individual or contributed by Exelixis to the LLC, will be considered as a Capital Contribution by Exelixis in cash to its Capital Account.

     4.4  Nature Of Licenses, Milestone Payments And Premium Fees, And Of
          ---------------------------------------------------------------
Certain Other Assets Assigned To The LLC.  Licenses granted by Bayer and
----------------------------------------
Exelixis to the LLC under the LLC Collaboration Agreement or otherwise are licenses only and are not, and are not intended by the parties to be, Capital Contributions by the licensor to the LLC. Milestone payments and premium fee payments made to the LLC pursuant to the LLC Collaboration Agreement will be income to the LLC and will not be, and are not intended by the paying party to be, Capital Contributions to the LLC by the paying party. The following are not intended to be and will not be, when so assigned, a Capital Contribution to the LLC by the assigning Member: (a) the rights of each Member in and to the EST Library and EST Database as defined in the LLC Collaboration Agreement, which have been generated under the Original Agreement and which are jointly owned by Bayer AG and Exelixis at the Effective Date (the interest of Bayer AG to be licensed or assigned to Bayer upon the Commencement Date), which rights automatically, and without further action by any party hereto, will be assigned to the LLC upon the Commencement Date (Bayer assigning its license interest received from Bayer AG), simultaneously upon termination of the Original Collaboration Agreement, pursuant to a certain Termination Agreement between Exelixis and Bayer AG, and (b) all intellectual property assigned by Bayer to the LLC under Section 10.1(g) of the LLC Collaboration Agreement relating to or arising from work performed on A List Reserved Targets, as specified in such
Section 10.1(g).

     4.5  Outsourced Treasury Operations Of LLC.  Subject to the last sentence
          -------------------------------------
of this Section 4.5, financial management treasury functions of the LLC will be provided to the LLC by Bayer [ * ]. Cash of the LLC determined by the Chief Financial Officer of the LLC of the LLC not to be needed on a daily basis can be loaned by the LLC to Bayer as the Chief Financial Officer of the LLC believes appropriate, subject to such further direction, procedures or limitations upon the Chief Financial Officer of the LLC's powers and discretion as the Management Committee may communicate to the Chief Financial Officer of the LLC in writing from time to time. Bayer will pay interest to the LLC on all such amounts loaned to Bayer, on a daily basis at a rate equal to [ * ]. Monthly financial statements of the LLC as to such financial management functions will be prepared and distributed by Bayer, for and on behalf of the LLC, to the Management Committee, within fifteen (15) days after the end of each calendar month during the time Bayer is providing such operations to the LLC. Such financial statements and the records of such accounts, insofar as they relate to cash of the LLC so loaned to Bayer, will be subject to inspection and audit by the LLC, at its expense, or by Exelixis, at its expense, subject to such customary confidentiality agreements as Bayer may in good faith request of the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

inspecting Person. Bayer may withdraw from performing such financial management functions at any time upon at least [ * ] prior written notice to the Management Committee, with a copy of such notice to Exelixis.

                                   ARTICLE V
                               ACTION BY MEMBERS

     5.1  Meetings Of Members.  All meetings of Members for the election of the
          -------------------
Management Committee will be held at such place as may be fixed from time to time in writing by the Management Committee in the notice to the Members of such meeting. Meetings of Members for any other purpose may be held at such time and place, within or without the State of California, as will be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Members may participate in a meeting of Members by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting. The

     5.2  Annual Meetings.
          ---------------

          (a) Date And Time.  Annual meetings of Members, commencing with the
              -------------
year 1999, will be held on such date and at such time as will be designated from time to time by the Management Committee and stated in the notice of the meeting, at which the Members will elect the Management Committee, and transact such other business as may properly be brought before the meeting.

          (b) Notice Of Annual Meetings.  Written notice of the annual meeting
              -------------------------
stating the place, date and hour of the meeting will be given to each Member at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

     5.3  Special Meetings.
          ----------------

          (a) Call Of Special Meetings.  Special meetings of the Members, for
              ------------------------
any purpose, may be called by the Chief Executive Officer of the LLC, and will be called by the Chief Executive Officer of the LLC or Secretary of the LLC of the LLC at the request in writing of at least a majority of the then-authorized number of members of the Management Committee, or at the request in writing of either Member, and in each case a copy of such request will be given to the other Member. A request for a meeting of the Management Committee initiated by such majority of the Management Committee or by either Member will state the purpose of the proposed meeting. A special meeting of the Members for the election of a new Management Committee may be called by either Member, upon at least ninety (90) days prior written notice to the other Member and to the Management Committee.

          (b) Notice Of Special Meetings.  Written notice of a special meeting
              --------------------------
stating the place, date and hour of the meeting, and the purpose for which the meeting is called, will be given to each Member not less than ten (10) nor more than sixty (60) days before the date of the meeting.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (c) Business To Be Conducted At Special Meeting.  Business transacted
          --- -------------------------------------------
at any special meeting of Members will be limited to the purposes stated in the notice of such meeting.

     5.4  Member List.  At the written request of either Member, the Secretary
          -----------
of the LLC will prepare and make, at least ten (10) days before each meeting of Members, a complete list of such Members at the meeting, showing the address of each Member and the Membership Interest registered in the name of each Member. The list may be examined by either Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days before the meeting. The list will also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

     5.5  Quorum.
          ------

          (a) Quorum.  The presence of a majority of all of the Members, if
              ------
there are more than two Members at the time in question, or the presence of both Members if there are only two Members at the time in question, or the presence of their proxies, as relevant, at a meeting of the Members, will constitute a quorum at all meetings of Members for the transaction of business except as otherwise provided by the Act.

          (b) Lack Of Quorum; Adjournment.  If a quorum is not present or
              ---------------------------
represented at any meeting of Members, the Member present in person, or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. Upon resumption of an adjourned meeting, any business may be transacted that might have been transacted before the meeting was adjourned. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, written notice of the adjourned meeting will be given to each Member.

     5.6  Validity Of Proxies.  No proxy will be voted after [ * ] after its
          -------------------
date, unless such proxy expressly provides for a longer period. Except to the extent otherwise required by the Act, Members will vote as a single class.

     5.7  Action Without Meeting.  Except to the extent otherwise required by
          ----------------------
the Act, any action which may be taken by the Members at a meeting may be taken by unanimous written consent signed by both Members.

     5.8  Member Vote Required.  Except to the extent otherwise required by the
          --------------------
Act or as otherwise set forth in this Agreement, any action or item requiring the approval of such Members, the consent of such Members, the affirmative vote of the Members or the like, will require the unanimous approval, consent, vote or the like of both Members.



                                   ARTICLE VI
                          MANAGEMENT COMMITTEE AND JSC

     6.1  Management By Management Committee.  Except for matters for which the
          ----------------------------------
approval of the Members is required by the Act or this Agreement, and except to the extent

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

managed by the officers of the LLC under the supervision of the Management Committee, the LLC will be managed and controlled by the Management Committee in accordance with the Act and with the terms of this Agreement. The Management Committee may exercise all powers of the LLC and may do all such lawful acts and things as are not by the Act, the Certificate of Formation, or this Agreement, directed or required to be exercised or done by the Members themselves. It is intended by the parties hereto that the powers and authority of the Management Committee will be substantially the same as the powers and authority of a Board of Directors of a corporation formed under the laws of the State of Delaware, provided that approval of the Management Committee or any committee thereof is subject to the sole discretion and judgment of the Member Representatives, acting in the interests of their respective appointing Members and not as fiduciaries of the LLC or of any Member.

     6.2  Management Committee Number, Nominees, Vacancies.
          ------------------------------------------------

          (a) Number And Composition Of Management Committee.  Unless otherwise
              ----------------------------------------------
agreed in writing by the Members as an amendment hereto, (a) the Management Committee will consist of five (5) Member Representatives, and (b) Bayer will appoint three (3) Member Representatives, one of whom, if Bayer so desires, may be the Chief Executive Officer of the LLC of the LLC, and Exelixis will appoint two (2) Member Representatives, one of whom initially, and for so long as the relevant individual is employed by or is a consultant to, Exelixis or its Affiliates, will be George Scangos or Geoffrey Duyk. Each Member Representative will be a senior LLC officer or senior representative of the relevant Member authorized to make decisions with respect to matters within the scope of the Management Committee's authority. The initial Member Representatives each will be selected and notified to the other Member in writing within thirty (30) days after the Commencement Date, as the initial Management Committee.

          (b) Appointment, Removal And Replacement Of Member Representatives.
              --------------------------------------------------------------
Each Member will appoint, may remove (with or without cause), and may replace its Member Representatives during the existence of the LLC, at such Member's sole discretion, and any such appointments, removals and replacements will be notified in writing by the appointing, or removing or replacing, Member, to the other Member and to the Management Committee. No Member will have any authority to appoint, remove or replace Member Representatives for the other Member. If a Member Representative for any reason no longer is serving as any of an employee, LLC officer or Director or correlative position (as applicable) of, nor as a consultant to, the relevant Member or at least one of its Affiliates (the LLC not being deemed to be an Affiliate of either Member for this purpose) the relevant Member will promptly notify the other Member in writing, and such individual will be deemed to have resigned as a Member Representative as of the date of such complete cessation, and the relevant Member will as soon thereafter as possible appoint a new Member Representative to replace such departing individual.

          (c) Alternates; Service Term.  An alternate Member Representative,
              ------------------------
designated by a Member in writing to the other Member, may serve temporarily, for no longer than [ * ] from the date of appointment by such Member, in the absence of a permanent Member Representative previously designated by such Member. Individuals serving on the Management Committee will hold office until the next meeting, whether annual or special, of Members, at which the Management Committee is elected and such duly elected Member Representatives are

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

qualified. Any Member Representative may resign at any time by giving written notice thereof to each Member and to the remaining Member Representatives.

     6.3  Meetings Of The Management Committee; Quorum And Vote Required For
          ------------------------------------------------------------------
Decisions; Observer Rights.
--------------------------

          (a) Meetings of The Management Committee.
              ------------------------------------

              (i)   Location.  The Management Committee may hold meetings, both
                    --------
regular and special, either within or without the State of California.

              (ii)  Regular Meetings. Regular meetings of the Management
                    ----------------
Committee will be held upon at least thirty (30) days' written notice at times and places determined by the Management Committee, provided that the Management Committee will meet at least every six (6) months during the existence of the LLC, with at least one (1) of such meetings during the relevant twelve (12) month period being held in the San Francisco, California Bay Area for so long as
(i) Exelixis is a Member and (ii) Exelixis' principal offices are located in the San Francisco, California Bay Area.

              (iii) Special Meetings.  Special meetings of the Management
                    ----------------
Committee may be called by the Chief Executive Officer of the LLC on at least four (4) days' prior written notice to each Member Representative by mail or at least forty-eight (48) hours' prior notice to each Member Representative, delivered either personally or by facsimile transmission. Special meetings of the Management Committee will be called by the Chief Executive Officer of the LLC if so requested in writing by either Member, which requesting Member will send a copy thereof to the other Member and to the Management Committee.

              (iv) Waiver Of Or Consent To Notice.  Notice of any meeting of the
                   ------------------------------
Management Committee or of any committee thereof need not be given to any Member Representative who, before or after the relevant meeting, signs a waiver of such notice or consents in writing to the holding of such meeting, or who attends such meeting without protest, prior to the commencement of such meeting, of lack of such notice.

          (b) Quorum and Vote Required For Decisions.
              --------------------------------------

              (i)   Quorum. At all meetings of the Management Committee, three
                    ------
(3) Member Representatives, one of whom must be a Member Representative appointed by Exelixis, will constitute a quorum for the transaction of business by the Management Committee. If a quorum is not present at any meeting of the Management Committee, the members of the Management Committee present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

              (ii)  Vote Required.  Except as the Members may otherwise agree in
                    -------------
writing as an amendment hereto, and except as may be otherwise required by law, all decisions required by law to be made, or chosen to be made, by the Management Committee will require the consent, whether at a duly called and held meeting or in writing, of at least a majority of the Member

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Representatives, or, if only a quorum is present, then of all such Member Representatives present; provided, however, that the consent, whether at a duly called and held meeting or in writing, of four (4) Member Representatives, or, if only a quorum is present, then of all such Member Representatives present, one (1) of whom in each case must be a Member Representative appointed by Exelixis, will be required for any decision under any of Sections 6.7(a)-(d),
(f)-(l), (p), and (r) hereof.

          (c) Observer Rights; Guests.  Each Member may have one or more
              -----------------------
observers present as guests at any meeting of the Management Committee or committee thereof. Guests may be present, by invitation of the Management Committee, during all or any portion of any meeting of the Management Committee. The number of such observers and/or guests at a given meeting for a given Member will be determined in good faith by the Chief Executive Officer of the LLC. The Management Committee or the Chief Executive Officer of the LLC may require, as a condition of such observer's or guest's attendance at such meeting, the execution and delivery by such observer or guest of a customary confidentiality agreement with and in favor of the LLC. The Management Committee may exclude any observer or guest from any portion of the meeting deemed, by a majority of the Member Representatives present at the meeting, to be privileged, or otherwise inappropriate for discussion with such observer or guest present. The LLC's obligations under this Section 6.3(c) will terminate upon the earliest of the date of termination of the LLC or the date upon which there is only one (1) Member.

     6.4  Committees Of The Management Committee.
          --------------------------------------

          (a) Creation Of And Membership On Committees. The Management Committee
              ----------------------------------------
may designate one or more committees, which will have such name(s) as may be determined from time to time by the Management Committee. Each such committee will keep regular minutes of its meetings. Each such committees will have at least one (1) Member Representative of Bayer approved by Bayer and at least one
(1) Member Representative of Exelixis approved by Exelixis except as the Members may otherwise agree in writing with each other as an amendment hereto. Subject to the representation of Bayer and Exelixis on any such committee as provided in the immediately preceding sentence, the Management Committee may designate members of the Management Committee as alternate members of any committee, who may replace any absent or disqualified members of the Committee at any meeting of such committee. Upon disqualification for any reason, removal, or resignation of a member of a committee, the Member whose Member Representative was so disqualified, removed, or who resigned, will promptly appoint another Member Representative to such committee as a replacement.

          (b) Powers Of Committees; Decisions Of Committees.  Any such
              ---------------------------------------------
committee, to the extent provided in the relevant resolution of the Management Committee, will have and may exercise all the powers and authority of the Management Committee in the management of the business and affairs of the LLC, provided that (i) all decisions of such committee will require the vote of at least a majority of the authorized number of Member Representatives on such committee, or, if Member Representatives appointed by Exelixis are not a majority of such Committee, then such greater number of committee member as will require the vote of at least one (1) Member Representative serving thereon who was appointed by Exelixis, in order for approval to be valid, and (ii) no such committee will have the power or authority to amend the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Certificate of Formation, adopt an agreement of merger or consolidation, or of the sale, lease or exchange of all or substantially all of the LLC's property and assets, dissolve the LLC or revoke a dissolution previously approved as provided in this Agreement, or amend this Agreement; and (iii) with respect to matters other than those described in clause (ii) of this Section 6.4(b), unless the relevant resolution of the Management Committee expressly so provides, such committee will not have the power or authority to do any other act which requires the consent of the Management Committee hereunder or by law.

     6.5  Action Without Meeting; Conference Call Participation.  Any action
          -----------------------------------------------------
required or permitted to be taken at any meeting of the Management Committee or of any committee thereof may be taken without a meeting, if the number of Member Representatives required under hereunder for action by the Management Committee or by such committee, as the case may be, consent thereto in writing, and such writing is filed with the minutes of proceedings of the Management Committee or of such committee. Member Representatives serving on the Management Committee, or on any committee designated by the Management Committee, may participate in a meeting of the Management Committee or any such committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting will constitute presence in person at the meeting.

     6.6  Meeting Materials And Minutes.  Materials to be considered at any
          -----------------------------
meeting of the Management Committee or committee thereof will be distributed to the relevant Member Representatives at least five (5) days prior to the meeting, and draft minutes of each such meeting, and any written consents as to action by the Management Committee, will be distributed to the Members and to all Member Representatives within thirty (30) days after the date of the relevant meeting or the date of obtaining the required signatures on such consent, as applicable.

     6.7  Matters Requiring Management Committee Approval.  In addition to any
          -----------------------------------------------
approval that may be required by the Act or otherwise by law, and in addition to any approval thereof by the Members or the Chief Executive Officer of the LLC, the following will require approval by the Management Committee, subject to the voting requirements provided in Section 6.3(b) hereof as to Management Committee decisions:

          (a) Amendment.  Any amendment of the Certificate of Formation of the
              ---------
LLC or of this Agreement;

          (b) Admission.  Admission of an additional Member or a Substitute
              ---------
Member;

          (c) Raising Additional Capital; Issuances Of Additional Membership
              --------------------------------------------------------------
Interests.  Raising by the LLC of capital additional to that provided for under
---------
Article IV hereof, or the issuance by the LLC of additional Membership
Interests;

          (d) Certain Approvals As To Budget, Strategic Plan, Alteration of
              -------------------------------------------------------------
Primary Purpose Or Business Of the LLC Or Definition Of Field Of Use.  Approval
--------------------------------------------------------------------
of (i) the LLC's budget on an annual basis, including without limitation, as will be set forth in such budget, the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

salaries or consulting fees, as relevant, bonus criteria and limits, if any, expenses policy, and benefits to be paid by the LLC (or by the relevant Member directly to its relevant then-serving personnel) to LLC officers and to any LLC employees (FTE's not being considered, for purposes of this Agreement or otherwise, LLC employees), and any material modification to such budget (any change in such relevant salary or consulting fees, bonus criteria and limits, expenses policy and/or benefits being considered to be a material modification), and (ii) the LLC's Strategic Plan and any material modification thereto, and
(iii) any alteration of the primary purpose or business of the LLC, and (iv) any amendment to the LLC Collaboration Agreement, including without limitation any change therein of the definition of the Research Field or of the Field of Use, or (v) any amendment to any Collateral Agreement to which the LLC is a party; and which initially was required to be approved under this Section 6.7. The approval by the Management Committee of the Strategic Plan and/or or any budget or modification thereto will not be deemed to include therein an approval of any other matter, such as raising additional capital or the issuance of additional Membership Interests, which requires Management Committee approval under this
Section 6.7, unless such matter is specifically and separately approved by the Management Committee as provided in this Section 6.7(d) and is subject to further approval by the Members as required under this Agreement.

          (e) Appointment Of The Chief Executive Officer of the LLC, Chief
              ------------------------------------------------------------
Financial Officer of the LLC, Secretary of the LLC And Other Officers Of The
----------------------------------------------------------------------------
LLC; Approval of Certain Salary And Related Matters.  Appointment of the Chief
---------------------------------------------------
Executive Officer of the LLC and Chief Financial Officer of the LLC, Secretary of the LLC, and of any other officers of the LLC desired by the Management Committee, and their respective replacements from time to time, and confirmation of the salaries or consulting fees, bonus limits and bonus amounts payable within such limits, expenses policy and benefits, in each case as represented in the then current-budget, for LLC officers and any LLC employees, to the extent not set by the Chief Executive Officer of the LLC, as provided under Section 7.4 hereof, under such budget.

          (f) Certain Agreements.  Any agreement committing the LLC to an
              ------------------
obligation in excess of, or any single expenditure or related expenditures by the LLC in excess of, in each case, [ * ], or any group of unrelated expenditures in excess, in the aggregate, of [ * ], in each case that is not already identified in reasonable detail in an LLC budget as approved by the Management Committee, and any license from a third party described in Section 1.15(d) hereof.

          (g) Certain Liens And Encumbrances.  Creation of any lien or
              ------------------------------
encumbrance on the assets of the LLC which lien or encumbrance is not specified in or referred to in reasonable detail in an approved LLC budget or approved amendment thereto.

          (h) Dissolution Vote.  A vote to dissolve the LLC.
              ----------------

          (i) Sale of LLC Assets.  The transfer, sale, exchange or other
              ------------------
disposition of all, or substantially all, of the LLC's assets as part of a single transaction or plan.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (j) Merger.  The merger of the LLC with any other Person or any
              ------
recapitalization of the LLC, including any reincorporation of the LLC into a jurisdiction other than Delaware.

          (k) Certain Transactions.  A transaction between the LLC and either
              --------------------
Member, or with any Affiliate of either Member, including the execution or delivery of any binding agreement (i) between the LLC and either Member or any Affiliate of either Member for the provision of goods or services to the LLC, or
(ii) between the LLC and any third party, including either Member or any Affiliate of either Member, with respect to research and/or development and/or commercialization, including any sales or marketing arrangements, relating to any intellectual property and/or technology of the LLC outside of the Research Field, including without limitation any license to or other grant of rights to, and any license or other grant of rights by, the LLC, other than under the LLC Collaboration Agreement.

          (l) Certain Research And Development By LLC Outside Of The Research
              ---------------------------------------------------------------
Field.  Any research and/or development outside of the Research Field by the
-----
LLC, whether within the LLC or by a third party, other than Exelixis, for the benefit of the LLC, other than under the LLC Collaboration Agreement.

          (m) Withholding Of Cash Available For Distribution.  The withholding
              ----------------------------------------------
by the LLC of any cash that is available for distribution as such availability is determined by the Management Committee pursuant to Section 10.1(b) hereof, provided that such withholding will be subject to the provisions of Section 10.1(b) as to distributions that must be made by the LLC under certain circumstances.

          (n) Compromise Or Return.  A decision by the Management Committee to
              --------------------
compromise the obligation of a Member to return money or property paid or distributed unlawfully from the LLC, or to compromise the obligation of a Member with respect to a Capital Contribution to the LLC as otherwise provided herein.

          (o) Appointment of Independent Auditors.  Appointment of a nationally-
              -----------------------------------
recognized firm of certified public accountants to serve as the LLC's independent auditors.

          (p) Changes In The Duties Of LLC Officers.  Any changes in the duties
              -------------------------------------
of any LLC officer other than any such change required by law as the LLC is so advised by its legal counsel.

          (q) Research Plan.  Approval of the Research Plan under the LLC
              -------------
Collaboration Agreement, and of any changes thereto in accordance with the provisions of the LLC Collaboration Agreement.

          (r) Core Improvements and Exelixis Core Technology.  Determinations by
              ----------------------------------------------
the LLC with respect to Core Improvements and Exelixis Core Technology pursuant to the LLC Collaboration Agreement, including Sections 1.20 and 1.28 thereof.

          6.8  Delivery And Approval Of Annual Operating Plan And Budget And
               -------------------------------------------------------------
Three Year Strategic Plan. The Management Committee will prepare and deliver to
-------------------------
each Member as

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

soon as practicable after its preparation, and in any event no later than [ * ] before the close of each Fiscal Year of the LLC: (a) an annual operating plan, including a Research Plan, and budget for the LLC, prepared on a monthly basis, for the next Fiscal Year, and (b) a three (3) year strategic plan (the "Strategic Plan") for the LLC for next [ * ] Fiscal Years of the LLC, provided
 --------------
that the LLC's initial budget and Strategic Plan will be approved by the Management Committee and delivered to the Members no later than [ * ] after the Commencement Date. The Management Committee will also promptly furnish to each Member all amendments to the annual operating plan and budget and Strategic Plan, if any. Except for the initial operating plan and budget and Strategic Plan, to be delivered as provided in the first sentence of this Section 6.8, the Management Committee and the Members will agree upon each prospective operating plan and budget and Strategic Plan no later than [ * ] before the end of the relevant Fiscal Year in which they are delivered to the Members. Failure to so timely agree will be considered to be a "Substantial Disagreement" to be resolved as provided under Article XVII hereof, provided that approval of raising additional capital or issuing additional Membership Interests will be subject to the approval of the Members pursuant to Article III hereof.

     6.9  Compensation And Reimbursement Of Member Representatives And Members
          --------------------------------------------------------------------
Of The JSC.  Each Member will pay all salary, and all consulting fees (as
----------
applicable), and all expenses, of its Member Representatives and of its members of the JSC, which payments will not, except as the Members may agree with each other in writing, be deemed to be a Capital Contribution to the LLC by the relevant Member.

     6.10 No Exclusive Duty To LLC; No Rights To Participation Or Income.
          --------------------------------------------------------------
Neither the Management Committee nor any Member Representative, nor any LLC officer, will be required to manage the LLC as such individual's sole and exclusive function, and such individual, and either Member, may have other business interests and may engage in other activities in addition to those relating to the LLC, subject to the confidentiality obligations hereof, and not in violation of the obligations of the Members to each other under the LLC Collaboration Agreement and under applicable Collateral Agreements as they may then exist. Neither the LLC, nor the Management Committee, nor any Member Representative, nor any LLC officer, employee or agent of, or consultant to, the LLC, will have any right, by virtue of this Agreement, to share or participate in investments or activities of the LLC or of any Member or to any income or proceeds derived therefrom.

     6.11 Amendment Of Certificate of Formation Or Agreement.  The Management
          --------------------------------------------------
Committee will have the duty and authority to amend the Certificate of Formation or this Agreement as and to the extent necessary to reflect any and all changes or corrections necessary or appropriate as a result of any action taken in accordance with the terms of this Agreement by the Members or by the Management Committee.

     6.12 Member Assistance To the Management Committee And Officers.  Each
          ----------------------------------------------------------
Member will cooperate to a commercially reasonable extent with the Management Committee, and its committees, and the Management Committee's and such committees' authorized representatives, including without limitation the officers of the LLC, during regular business hours of the relevant Member, or such committee thereof, with respect to performance of the Management Committee's or such committees' or such LLC officer's obligations hereunder, subject to the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

confidentiality provisions of Article XVIII hereof, and to such other customary confidentiality agreements as the relevant Member may request.

     6.13 Matters Involving The JSC.
          -------------------------

          (a)  Composition Of The JSC.
               ----------------------

               (i)   Number Of Member And Composition Of The JSC. The JSC will
                     -------------------------------------------
consist of six (6) members, three (3) appointed by Exelixis and three (3) appointed by Bayer. Each member of the JSC will be a senior LLC officer or senior representative of the relevant Member or one of its Affiliates, authorized to review and make recommendations to the Chief Executive LLC officer and to the Management Committee with respect to matters within the scope of the JSC's authority. The initial members of the JSC each will be selected and notified by each Member to the Management Committee, within thirty (30) days after the Commencement Date, as the initial JSC.

               (ii)  Appointment, Removal And Replacement Of Members Of The JSC.
                     ----------------------------------------------------------
Each Member will appoint, may remove (with or without cause), and may replace its members of the JSC during the existence of the JSC, at such Member's sole discretion, and any such appointments, removals and replacements will be notified in writing by the appointing, or removing or replacing, Member, to the other members of the JSC and to the Management Committee. No Member will have any authority to appoint, remove or replace JSC members for the other Member. If a member of the JSC for any reason no longer is serving as any of an employee, LLC officer or Director or correlative position (as applicable) of, nor as a consultant to, the relevant Member or at least one of its Affiliates (the LLC not being deemed to be an Affiliate of either Member for this purpose), the relevant Member will promptly notify the other members of the JSC and the Management Committee in writing, and such individual will be deemed to have resigned as a member of the JSC as of the date of such complete cessation, and the relevant Member will as soon thereafter as possible appoint a new JSC member to replace such departing individual.

               (iii) Alternates; Service Term.  An alternate member of the JSC,
                     ------------------------
designated by a Member in writing to the other members of the JSC and the Management Committee, may serve temporarily in the absence of a permanent member of the JSC previously designated by such Member. Individuals serving on the JSC will hold such position until the earliest of the date of their resignation or removal from the JSC, or their death. Any member of the JSC may resign at any time by giving written notice thereof to the Management Committee and to the remaining members of the JSC.

          (b)  Function Of The JSC; Meetings.  The JSC will have solely an
               -----------------------------
advisory role to the Chief Executive Officer of the LLC and to the Management Committee, and will provide such guidance as to scientific and technical matters involving the business of the LLC, including without limitation the Research Plan as defined under the LLC Collaboration Agreement, as the Chief Executive Officer of the LLC and/or the Management Committee may in good faith request orally or in writing, in reasonable detail, and upon reasonable notice. Neither the JSC nor any member thereof, acting as a member of the JSC, will have any authority


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

on behalf of the LLC or either Member to execute any document or instrument, or take any other action, that would bind the LLC or either Member. The JSC will report to the Chief Executive Officer of the LLC and to the Management Committee, but will have no duty to report to, or to provide guidance or information to, either Member. The JSC will meet at such times and places, in person and/or by conference telephone call, as the members of the JSC agree, provided that the JSC will meet at least once during each calendar quarter during the Research Term, as defined in and as determined under the LLC Collaboration Agreement.

          (c) Compensation And Reimbursement Of Members Of JSC.  Each Member
              ------------------------------------------------
will pay all salary and all consulting fees (as applicable), expenses and benefits, of its members of the JSC.

          (d) No Exclusive Duty To LLC; No Rights To Participation Or Income.
              --------------------------------------------------------------
No member of the JSC will be required to serve in such capacity as such individual's sole and exclusive function, and such individual may have other business interests and may engage in other activities in addition to those relating to the LLC, subject to the confidentiality obligations hereof, and under any separate written customary confidentiality agreements which the Chief Executive Officer of the LLC believes necessary or appropriate for such JSC member to sign. No member of the JSC will have any right, by virtue of this Agreement, to share or participate in investments or activities of the LLC or of any Member or to any income or proceeds derived therefrom.

          (e) Changes in Size, Function And Powers; Termination, Of The JSC.
              -------------------------------------------------------------
Upon mutual written agreement of the Members from time to time during the existence of the JSC, the number of members of the JSC can be increased or decreased, the function and powers of the JSC may be amended, and the JSC may be terminated in its entirety. The JSC will terminate automatically (i) when the Research Term (as defined in the LLC Collaboration Agreement) ends unless the Members agree in writing to extend the existence of the JSC, or (ii) if Exelixis ceases to be a Member or its Membership Interest is purchased by Bayer as provided herein, unless Bayer and Exelixis then otherwise agree in writing.


                                  ARTICLE VII
                    LLC OFFICERS, EMPLOYEES AND CONSULTANTS

     7.1  Election Of Officers; Required Officers; Initial Officers.  The
          ---------------------------------------------------------
officers of the LLC will be elected by the Management Committee and will include a Chief Executive Officer of the LLC and a Chief Financial Officer of the LLC (each of whom will be an individual nominated by Bayer and approved by the Management Committee), and a Secretary of the LLC. The Management Committee may create such other offices and elect such other officers therefor as they deem appropriate. Any number of offices may be held by one person, except that the Chief Executive Officer of the LLC and Chief Financial Officer of the LLC positions must be held by two separate individuals. Each individual who will serve as the initial Chief Executive Officer of the LLC, Chief Financial Officer of the LLC and Secretary of the LLC will be designated and appointed to serve as such no later than the Commencement Date, in writing by the Members to each other and to the Management Committee.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     7.2  Term Of Office; Duties.  Each LLC officer will hold office for such
          ----------------------
term as will be determined from time to time by the Management Committee. The duties of any LLC officers other than the Chief Executive Officer of the LLC, Chief Financial Officer of the LLC and Secretary of the LLC, which are set forth herein, and any lawful duties of such three (3) officers beyond those specified herein, will be established from time to time by the Management Committee, or as to such officers, other than the Chief Executive Officer of the LLC, by the Chief Executive Officer of the LLC acting under specific authority granted by the Management Committee.

     7.3  Reporting; Employee And Consultant Invention Assignment And
          -----------------------------------------------------------
Confidentiality Agreements.
--------------------------

          (a) Reporting.  The Chief Executive Officer of the LLC will report to
              ---------
the Management Committee. All other officers and employees of the LLC will report to the Chief Executive Officer of the LLC and to the Management Committee.

          (b) Employee And Consultant Invention Assignment And Confidentiality
              ----------------------------------------------------------------
Agreements.  Each LLC officer and each LLC employee will, upon assuming office
----------
or beginning employment (whether full-time or part-time) with the LLC, execute and deliver a customary invention assignment and confidentiality agreement with the LLC, with provisions substantially similar to those contained in Article XVIII hereof, which agreements in each case will name Bayer and Exelixis and their respective Affiliates as intended third party beneficiaries thereof. Each consultant retained by the LLC (including any officer of the LLC who serves in such capacity as a consultant) also will execute and deliver to the LLC such customary consulting agreement as the Chief Executive Officer of the LLC (or the Management Committee, with respect to any service of the Chief Executive Officer of the LLC as a consultant to the LLC) requests, containing provisions substantially similar to those contained in Article XVIII hereof, which agreements in each case will name Bayer and Exelixis and their respective Affiliates as intended third party beneficiaries thereof. The confidentiality provisions of each such agreement between the LLC and any LLC officer, LLC employee or LLC consultant, also will provide that any Confidential Information of Exelixis or of any third-party collaborator with, or potential collaborator with, Exelixis, that is not specific to and intended by Exelixis to be used, lawfully, in the Research (as defined under the LLC Collaboration Agreement) or in the performance by Exelixis of its obligations under the LLC Collaboration Agreement, and that becomes known to such individual in the course of such individual's involvement with the LLC, will be subject to such confidentiality provisions of such agreement with the LLC and further will provide that such Confidential Information will not be disclosed by such individual to either Bayer or the LLC without the express prior written permission of the relevant third party.

     7.4  Compensation Of LLC Officers And LLC Employees; Reimbursement.  The
          -------------------------------------------------------------
salaries, bonuses and benefits, if any, and reimbursement of all LLC officers and agents of the LLC employees will be fixed by the Management Committee, or by the Chief Executive Officer of the LLC, if so authorized by the Management Committee, as to officers other than himself or herself, and will be as reflected in the LLC's then-current approved budget. The LLC will pay the salary or consulting fees of, and will furnish itself or through a third party or parties all benefits for, those


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

officers of the LLC who are employees of or consultants to the LLC while they are so employed by the LLC, and of all other employees of and consultants to the LLC, who are not in each case otherwise furnished by Bayer or Exelixis. Each of Bayer and/or Exelixis, as the case may be, will pay the salary or consulting fee of, and any bonus amounts determined by the Management Committee to be payable to, and will reimburse the expense of, and will furnish itself or through a third party or parties all relevant benefits for, any employee of or consultant to such Member if and so long as such employee is so employed by, or serving as a consultant to, such Member and also then is serving as an LLC officer or otherwise as an employee of or consultant to the LLC, provided that all such salary or consulting fees, bonus amounts, expenses and benefits so paid by the relevant Member will be not greater than the relevant amounts therefor as reflected in the LLC budget as in effect most recently before such payment is made by the relevant Member.

     7.5  Duties Of The Chief Executive Officer of the LLC.  Unless the
          ------------------------------------------------
Management Committee determines otherwise, and so communicates in writing to the Chief Executive Officer of the LLC, the Chief Executive Officer of the LLC will be the principal officer of the LLC, and will preside as Chairperson at all meetings of the Members, and will be responsible for the following:

          (a) Hiring And Termination Of Employees Of And Consultants To The LLC.
              -----------------------------------------------------------------
The hiring and termination by the LLC of any employees of or consultants to the LLC (which will not include any FTE unless and until such FTE becomes an employee of or consultant to the LLC as provided in this Agreement), and the establishment of salaries and benefits therefor pursuant to an approved LLC budget.


          (b) Oversight And Supervision Of LLC Collaboration Agreement,
              ---------------------------------------------------------
Implementation of Research Plan, And Approval Of Certain Changes In the Research
--------------------------------------------------------------------------------
Plan.  General oversight and supervision of the LLC Collaboration Agreement, and
----
implementation of the Research Plan (as defined in the LLC Collaboration Agreement), and approval of certain changes to the Research Plan that do not change or extend beyond the Research Field and do not materially adversely impact the budget for or progress of any Research Plan. Each such change when approved by the Chief Executive Officer of the LLC will be promptly communicated by the Chief Executive Officer of the LLC in writing to the JSC and to the Management Committee. Any increases in overall expenditures remaining under such Research Plan must be approved in accordance with Article VI hereof.

          (c) Execution And Delivery Of Agreements, Etc.  Execution and delivery
              -----------------------------------------
of documents for, contracting for, negotiating on behalf of and binding, and otherwise representing, the interests of the LLC as authorized by the Management Committee in any job description created by, or any resolution passed by, the Management Committee, except where required or permitted by this Agreement or by law to be otherwise signed and executed by other or additional parties, and except where the signing and execution thereof has been expressly delegated by the Management Committee to some other LLC officer or agent of the LLC.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (d) Other Specific Matters.  Such other matters and actions as are
              ----------------------
specifically authorized in writing by the Management Committee prior to the taking of such action or as ratified by the Management Committee after the taking of such action.

     7.6  Duties Of The Secretary of the LLC.  The Secretary of the LLC will
          ----------------------------------
attend all meetings of the Members and will record all the proceedings of the meetings of such Members in a book to be kept for that purpose. The Secretary of the LLC will give, or cause to be given, on behalf of the LLC, written notice of all meetings of the Members and of the Management Committee and of committees thereof, and will perform such other duties as may be prescribed by the Management Committee or Chief Executive Officer of the LLC.

     7.7  Duties Of The Chief Financial Officer of the LLC.  The Chief Financial
          ------------------------------------------------
Officer of the LLC will perform or will supervise such functions with respect to financial and cash management for the LLC as are customary and as may be specified by the Chief Executive Officer of the LLC or the Management Committee to the Chief Financial Officer of the LLC.

     7.8  Certain Standards Of Care.  In discharging their respective duties,
          -------------------------
the Management Committee and each LLC officer will be fully protected in relying in good faith upon any such records and upon such information, opinions, reports or statements by any other person, as to matters the Management Committee or LLC officer reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the LLC or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid. Neither a Member, nor any Member Representative, nor any LLC officer, will be liable or obligated to the Members for any act or omission performed or omitted to be performed by such Member or such individual in good faith pursuant to authority granted to such Member or individual by this Agreement or the Act, which causes or results in any loss or damage to the LLC or the Members. Neither the Management Committee nor any LLC officer, in any way guarantee the return of a Member's capital or a profit for either Member from the operations of the LLC.

     7.9  Resignation Of Officers; Removal.  Any LLC officer may resign at any
          --------------------------------
time by giving written notice thereof to each Member and to the Management Committee. Any LLC officer other than the Chief Executive Officer of the LLC may be removed and replaced, with or without cause, upon the decision of the Chief Executive Officer of the LLC or of at least a majority of the Member Representatives, provided that, so long as Bayer is providing financial management and treasury functions to the LLC under Section 4.5 hereof, the Chief Executive Officer of the LLC, and the Chief Financial Officer of the LLC, may only be removed or replaced by the Management Committee with Bayer's prior written approval.

     7.10 Employees And Consultants; Certain Matters Relating To FTE'S.
          ------------------------------------------------------------

          (a) Employees And Consultants of LLC.  The LLC may employ such
              --------------------------------
employees and consultants as the Management Committee or the Chief Executive Officer of the LLC believes are necessary or appropriate in order for the LLC to conduct its business. Any


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

employees of or consultants to the LLC will be paid directly by the LLC and furnished such benefits and other terms of employment or consultancy as the LLC, by the Chief Executive Officer of the LLC and Management Committee, believe necessary and appropriate as in the best interests of the LLC and the Members' interests therein.

          (b) Certain Matters As To FTE's And Other Personnel.  Any FTE's
              -----------------------------------------------
seconded full-time to the LLC by Exelixis (referred to in the LLC Collaboration Agreement as "Dedicated FTE's"), and any FTE's within Exelixis working part-time on behalf of the LLC (referred to in the LLC Collaboration Agreement as "Shared FTE's"), will, during the term of the LLC Collaboration Agreement, be and remain employees of Exelixis, and Exelixis will remain liable for salaries, benefits, including without limitation stock options and other equity awards as determined by Exelixis, and other matters and liabilities with respect thereto, and for termination or alteration of the terms of, their employment by Exelixis, provided that:

              (i)   Hiring Upon Certain Termination of LLC Collaboration
                    ----------------------------------------------------
Agreement or Buyout By Bayer of Exelixis' Membership Interest. If the LLC
-------------------------------------------------------------
Collaboration Agreement is terminated by Bayer or by Exelixis, or if Bayer buys out the Membership Interest of Exelixis pursuant to the provisions of Article XIII of this Agreement, then the LLC and/or Bayer, as Bayer deems appropriate in its sole discretion, may offer employment or consultancy to, and may hire, any Dedicated FTE directly as an employees of or as a consultant to the LLC and/or Bayer, and

              (ii)  Hiring Of Non-Solicited Individuals Who Leave Exelixis.
                    ------------------------------------------------------
Subject to the provisions of Section 7.10(c) hereof, and to any lawful restraints, including those by contract, against such hiring, and to confidentiality obligations of the relevant individual, the LLC or Bayer may, during the term of this Agreement or thereafter, make offers to and hire as an employee or consultant, to work on Bayer or LLC matters, or both, any person who has voluntarily terminated such person's employment or consultancy with Exelixis, or whose employment has been terminated by Exelixis, and

              (iii) Exelixis Rights To Hire.  Subject to the provisions of
                    -----------------------
Section 7.10(c) hereof, and to any lawful restraints, including those by contract, against such hiring, and to confidentiality obligations of the relevant individual, Exelixis may, during the term of this Agreement or thereafter, make offers to and hire as an employee or consultant, to work on Exelixis or LLC matters or both, any person who has voluntarily terminated such person's employment or consultancy with the LLC or Bayer or whose employment has been terminated by the LLC or Bayer.

              (iv)  Certain Information About FTE's; Bayer Right To Request
                    -------------------------------------------------------
Replacement of FTE's.
--------------------

                    (A)  Certain Information About FTE's. During the term of the
                         -------------------------------
LLC Collaboration Agreement, Exelixis will provide the LLC and Bayer in writing:
(1) within fifteen (15) days after the end of each calendar quarter, (a) the names of the then-current FTE's as at the end of such quarter, broken out by Dedicated FTE's and Shared FTE's, and (b) a detailed statement of account that shows the time spent by the Shared FTE's and LLC project on


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

which such time was spent during such preceding quarter, and (2) within five (5) days after cessation, for any reason, by any individual of such individual's service to the LLC as an a Dedicated FTE, notice of such cessation and a general description of the reason therefor. Exelixis will consult with the LLC and Bayer prior to Exelixis terminating an a Dedicated FTE as an employee of or consultant to Exelixis, as to reassigning an a Dedicated FTE to tasks other than under the LLC Collaboration Agreement, and as to hiring a replacement for a Dedicated
FTE.

                     (B) Bayer Right To Request Replacement of FTE's. Bayer may,
                         -------------------------------------------
a reasonable number of times during the term of the LLC Collaboration Agreement, request in writing to Exelixis that Exelixis replace a Dedicated FTE, or a Shared FTE (but not request that Exelixis terminate the employment by Exelixis of any Dedicated FTE or Shared FTE), if in the good faith judgment of Bayer, as so stated in such request, the continued involvement of such Dedicated FTE or Shared FTE the LLC or with work under the LLC Collaboration Agreement, is or would be detrimental to the best interests of the LLC or of Bayer. Upon such request, Exelixis will promptly take such corrective measures as Exelixis deems appropriate in its good faith judgment. If, after such corrective measures have been completed, Bayer still desires replacement of such individual, Bayer may repeat its request. Upon such repeated request, Exelixis will promptly replace such individual as an FTE with another person as a Dedicated FTE or Shared FTE, as the case may be, provided that Exelixis will determine, after consultation with Bayer and giving due regard to the business of the LLC, who the replacement will be. Exelixis will promptly hire a qualified new employee or retain a qualified new consultant to fulfill such replacement obligation if Exelixis cannot supply a suitable replacement from Exelixis' then-existing employees or consultants.

                 (v) Certain Information About Technical Personnel FTE's.
                     -------------------------
Exelixis will provide the LLC and Bayer in writing, within fifteen (15) days after the close of each calendar quarter during the term hereof, with the total number of FTE's serving as employees of or as consultants to Exelixis during such preceding quarter, who have technical qualifications at least to the level of a Shared FTE ("Technical Personnel FTE's"), but excluding all Dedicated FTE's
                  -------------------------
and excluding the portion, out of total time spent by Shared FTE's during such quarter, that was spent on LLC matters during such quarter by Shared FTE's then working with the LLC.

             (c) Nonsolicitation. During the term hereof and for a period of
                 ---------------
[ * ] thereafter, neither the LLC, nor any of its officers, nor either of the Members, nor any Member Representative or member of the JSC appointed by such Member, will solicit any employee of or consultant to either of the other parties hereto to terminate such employee's or consultant's relationship with such other party.

                                  ARTICLE VIII
                             ACCOUNTING AND RECORDS

        8.1  Financial And Tax Reporting.  The LLC will prepare its financial
             ---------------------------
statements in accordance with United States generally accepted accounting principles as from time to time in effect and will prepare its income tax information returns using such methods of accounting and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

tax year as the Tax Matters Member deems necessary or appropriate under the Code and Treasury Regulations.

     8.2  Supervision; Inspection Of Books And Records.  Proper and complete
          --------------------------------------------
books of account and records of the business of the LLC (including those books and records identified in Section 18-305 of the Act) will be kept under the supervision of the Management Committee at the LLC's principal office and at such other place as designated by the Management Committee. The Management Committee will give written notice to each Member of any change in the location of the books and records. The books and records of the LLC will be open to inspection, audit and copying by any Member or its authorized representative, upon reasonable or prior written notice at any time during business hours for any purpose reasonably related to such Member's interest in the LLC. Any information so obtained or copied will be Confidential Information. Any such inspection and copying will be at the expense of the inspecting Member.

     8.3  Reliance On Records And Books Of Account.  Any Member or Member
          ----------------------------------------
Representative or LLC officer, to the extent such LLC officer was acting in good faith in preparation thereof, will be fully protected in relying in good faith upon the records and books of account of the LLC and upon such information, opinions, reports or statements presented to the LLC by its Tax Matters Member, any of its Members, officers, employees or committees, or by any other person, as to matters the Tax Matters Member or other Member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the LLC or any other facts pertinent to the existence and amount of assets from which distributions to either or both Members from the LLC might properly be paid.

     8.4  Tax Matters Member.  Bayer will serve as the Tax Matters Member, which
          ------------------
will be the "tax matters partner" within the meaning of Code Section 6231. The Tax Matters Member (or the other Member if it receives such notification) will provide notice to the other Member, as provided in Code Section 6223(g), of any administrative or judicial proceeding for the adjustment of LLC items and will keep the other Member reasonably and timely informed as to all material facts and developments about tax matters involving the LLC. The Tax Matters Member will ensure that the other Member is a notice partner as provided in Code
Section 6223(b). The Tax Matters Member may hire tax counsel and accountants, at the expense of the LLC, in connection with any representation of the LLC.

     8.5  Tax Returns.
          -----------

          (a) Filing.  The Tax Matters Member will, as soon as practicable, but
              ------
in no event later than seventy-five (75) days after the end of each Fiscal Year, cause the LLC to file a federal income tax information return and to transmit to each Member a schedule showing such Member's distributive share of the LLC's income, deductions and credits, and all other information necessary for such Members to timely file their federal income tax returns. The Tax Matters Member similarly will cause the LLC to file, and to provide information to such Members regarding, all appropriate state and local income tax returns.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (b) Drafts And Certain Disputes.  The Tax Matters Member will prepare
              ---------------------------
or cause to be prepared, and will submit to the Members and to the Chief Executive Officer of the LLC, drafts of all LLC tax returns as soon as reasonably practical, and in any event no later than forty-five ( 45) days, in advance of the filing due date thereof to permit review by the Members and the LLC prior to filing. If either of the Members or the LLC disagrees with the proposed treatment of an item on the return prepared by or for the Tax Matters Member, the dispute will be resolved as provided in Section 17.3 hereof. If the dispute has not been resolved by the due date of the particular return, the Tax Matters Member will timely file the particular return and the content of the return as filed will be determined by the Tax Matters Member in its sole discretion. Upon resolution of the relevant dispute between the Members and the LLC, if such resolution provides for the reporting of any item which is inconsistent with the manner in which such item was reported on the return as filed by the Tax Matters Member, the Tax Matters Member will prepare and file an amended return using the agreed basis of reporting. The Tax Matters Member may file such requests for extensions of time to file any returns as it deems appropriate.

          (c) Cooperation.  Each Member and the LLC will maintain and provide to
              -----------
the Tax Matters Member all information necessary for the preparation and support of all LLC tax returns. Such information will be provided to the Tax Matters Member within a reasonable time after it is requested by the Tax Matters Partner, and in a commercially reasonable manner, by each Member and the LLC at their respective expense.

     8.6  Annual Reports.  The LLC will deliver to each Person (or such Person's
          --------------
legal representative) who was a Member during any part of the Fiscal Year in question, within ninety (90) days after the end of each Fiscal Year of the LLC:
(a) a balance sheet for the LLC as of the close of the Fiscal Year and a profit and loss statement for the Fiscal Year then ended, all in reasonable detail, and
(b) a report setting forth the Capital Accounts of each Member and a description of the manner of their calculation. The annual financial statements of the LLC will be audited and reported on as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Management Committee. The Chief Executive Officer of the LLC will be responsible for preparing or having prepared such reports, at the expense of the LLC, as may be reasonably requested by either Member.

     8.7  Other Financial And Accounting Reports.  In addition to the annual
          --------------------------------------
report described in Section 8.6 hereof, the LLC will prepare or cause to be prepared and delivered to the Members such other financial and accounting reports, within [ * ] after the end of each calendar quarter during the existence of the LLC, as the Management Committee deems appropriate or necessary, or as either Member requests in good faith in writing to the Management Committee, with a copy to the other Members.

     8.8  Confidentiality.  All information received pursuant to this Section 8
          ---------------
will be Confidential Information, subject to the exceptions therefor set forth in Section 1.20 hereof.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ARTICLE IX
                                  ALLOCATIONS

     9.1  Allocation Of Net Income And Net Loss.  For each Accounting Period:
          -------------------------------------

          (a) Deductions.  All deductions of the LLC will be allocated to Bayer
              ----------
until the earlier of the time at which (x) Bayer has been allocated deductions and Net Loss equal to Bayer's cumulative Capital Contributions through the date of allocation or (y) taking into account planned distributions following the relevant year-end, the balances in Bayer's Capital Account and Exelixis' Capital Account are in proportion to their Percentage Interests.

          (b) Allocations Of Net Income And Net Loss.  Following the allocations
              --------------------------------------
provided in Section 9.1(a) hereof, Net Income and Net Loss will be allocated between Bayer and Exelixis in proportion to their Percentage Interests, except that the Members will first be allocated gross income until cumulative allocations of gross income equal cumulative periodic distributions made or planned to be made to them following the relevant year-end pursuant to Section 10(b)(i) hereof.

          (c) Certain Allocations.  It is agreed between the Members that Bayer
              -------------------
is funding, to the extent of Bayer's Capital Contributions under Section 4.2 hereof and to the extent of its milestone payments under the LLC Collaboration Agreement, all expenditures for research and experimentation of the LLC, whether directly or as paid by the LLC to Exelixis under the LLC Collaboration Agreement, and that Bayer will be allocated all deductions for expenditures under Code Section 174 (and all associated credits under Section 41 of the Code) to the extent of the deductions funded through such Capital Contributions and milestone payments. All other expenditures under Code Section 174 (and associated credits) will be allocated in proportion to Percentage Interests of the Members.

     9.2  Other Allocations; Qualified Income Offset; Minimum Gain Chargeback.
          -------------------------------------------------------------------
Notwithstanding the provisions of Section 9.1 hereof, the following special allocations will be made in the order set forth herein. Terms appearing in quotation marks in this Section 9.2 have the meanings set forth in Treasury Regulations Section 1.704-2, and this Section 9.2 is intended to comply with such Treasury Regulations.

          (a) Nonrecourse Deductions.  All "nonrecourse deductions" will be
              ----------------------
allocated in proportion to the Member Percentage Interests from time to time.

          (b) Partner Nonrecourse Deductions.  All "partner nonrecourse
              ------------------------------
deductions" will be specially allocated to those Members who bear the economic risk of loss with respect to the "partner nonrecourse debt" to which such "partner nonrecourse deductions" are attributable.

          (c) Partnership Minimum Gain.  Except as otherwise provided in
              ------------------------
Treasury Regulations Section 1.704-2(f), if there is a net decrease in "partnership minimum gain" during any Fiscal Year, each Member will be specially allocated items of LLC net income and net loss for such Fiscal Year (and, if necessary, future Fiscal Years) in an amount equal to such Member's share of the net decrease. This Section 9.2(c) is intended to comply with the


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

"minimum gain chargeback" requirement in Treasury Regulations Section 1.704-2 and will be interpreted accordingly.

          (d) Partner Nonrecourse Debt Minimum Gain.  Except as otherwise
              -------------------------------------
provided in Treasury Regulations Section 1.704-2(i)(4), if there is a net decrease in "partner nonrecourse debt minimum gain" attributable to a "partner nonrecourse debt" during any Fiscal Year, each Member who has a share of such "partner nonrecourse debt minimum gain" will be specially allocated items of income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to that share. This Section 9.2(d) is intended to comply with the "minimum gain chargeback" requirements of Treasury Regulations
Section 1.704-2 and will be interpreted accordingly.

          (e) Certain Reallocations.  If a Member's Adjusted Capital Account has
              ---------------------
an Unadjusted Excess Negative Balance at the end of any Fiscal Year, such Member will be reallocated items of income and gain for such Fiscal Year (and, if necessary, future Fiscal Years) in the amount necessary to eliminate such Unadjusted Excess Negative Balance as quickly as possible.

          (f) Qualified Income Offset.  If a Member unexpectedly receives any
              -----------------------
adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4) through (d)(6), items of LLC income and gain will be specially allocated to such Member any Excess Negative Balance in such Member's Capital Account created thereby as quickly as possible. This Section 9.2(f) is intended to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and will be interpreted accordingly.

          (g) Certain Limitations.  A Member will not be allocated any item of
              -------------------
LLC loss or deduction to the extent such allocation would cause such Member's Adjusted Capital Account to have an Excess Negative Balance.

          (h) Certain Powers Of Tax Matters Partner.  The allocations set forth
              -------------------------------------
in the preceding provisions of this Section 9.2 (the "Regulatory Allocations")
                                                      ----------------------
are intended to comply with certain requirements of the Treasury Regulations.
It is the intent of the Members that, to the extent possible, all Regulatory Allocations will be offset with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this
Section 9.2(h). Therefore, notwithstanding any other provision of this Agreement (other than the provisions governing the Regulatory Allocations) the Tax Matters Member will make such offsetting special allocations of LLC income, gain, loss or deduction in whatever manner it determines appropriate, to the end that each Member's Adjusted Capital Account balance should equal the balance such Member would have had if the Regulatory Allocations were not part of this Agreement and all LLC items were allocated pursuant to Section 9.1 hereof. In exercising its discretion under this Section 9.2(h), the Tax Matters Member will take into account future Regulatory Allocations under Sections 9.2(c) and (d) hereof that, although not yet made, are likely to offset other Regulatory Allocations previously made under Sections 9.2(a) and (b) hereof.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     9.3  Special Tax Provisions.
          ----------------------

          (a) Membership Status.  The Members intend that the LLC will be
              -----------------
treated as a partnership for all federal income tax purposes and each Member agrees that it will not, on any federal, state, local or other tax return, take a position inconsistent with such intent.

          (b) Tax Allocations.  Except as otherwise provided in this Article
              ---------------
VIII or required by the Code and Treasury Regulations, items of income, gain, loss or deduction recognized for income tax purposes will be allocated in the same manner that the corresponding items entering into the calculation of Net Income and Net Loss are allocated pursuant to this Agreement.

          (c) Section 704(c) Adjustments.  In accordance with Code Section
              --------------------------
704(c) and the Treasury Regulations thereunder, items of income, gain, loss and deduction with respect to an asset, if any, contributed to the capital of the LLC will, solely for tax purposes, be allocated between the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its fair market value upon contribution to the LLC, in the manner determined by the Tax Matters Member. If the Carrying Value of any asset is adjusted pursuant to the terms of this Agreement, subsequent allocations of income, gain, loss and deduction with respect to such asset will take account of any variation between the adjusted basis of such asset to the LLC for federal income tax purposes and its Carrying Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder, in the manner determined by the Tax Matters Member.

          (d) Section 754 Election.  An election under Code Section 754 election
              --------------------
may be made for the LLC at the written request of either Member, a copy of which the requesting Member will deliver to the Management Committee. In the event of an adjustment to the adjusted tax basis of any LLC asset under Code Section 734(b) or Code Section 743(b) pursuant to a Section 754 election, subsequent allocations of tax items will reflect such adjustment consistent with the Treasury Regulations promulgated under Code Sections 704, 734 and 743.

          (e) Allocations Upon Transfers Of LLC Interests.  If during an
              -------------------------------------------
Accounting Period, a Member assigns or transfers its Membership Interest to another Person properly in accordance with the provisions of Section 3.4 hereof, items of Net Income and Net Loss, together with corresponding tax items, that otherwise would have been allocated to the transferring or assigning member with regard to such Accounting Period will be allocated between the transferring or assigning member and the transferee in accordance with their respective Membership Interest during the Accounting Period using any method permitted by Code Section 706 and selected by the Tax Matters Member.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                   ARTICLE X
                        DISTRIBUTIONS; WITHHOLDING TAXES

     10.1 Distributions To Members.
          ------------------------

          (a) General.  Except as otherwise provided in this Article X, Members
              -------
will share ratably all nonliquidating distributions from the LLC in proportion to their Percentage Interests

          (b) Management Of LLC On Budget; Specific Required Distributions.  The
              ------------------------------------------------------------
Management Committee will operate the LLC on a budget that will permit distribution in full of all premium fees the LLC receives from the Members and of the milestone payments received by the LLC from Bayer. Subject to the provisions set forth in Sections 10.1(b)(i) and 10.2 hereof, cash of the LLC will be distributed in the manner and order set forth below, within [ * ] after the end of the preceding fiscal year of the LLC, or promptly after the delivery to the LLC by its independent accounts of audited LLC financial statements for such immediately preceding year if such audited statements are delivered to the LLC by such accountants after such sixty day period has expired:

              (i)   Distributions To Members Of Premium Fee Income And Milestone
                    ------------------------------------------------------------
Payment Income Of The LLC; Reserve.  Nonliquidating distributions will first be
----------------------------------
made in cash promptly, and in any event within thirty (30) days, after the close of each calendar quarter during the term of the LLC: (A) to the Members, in accordance with their Percentage Interests, of all income of the LLC from premium fees received by the LLC during such preceding quarter from either Member under the LLC Collaboration Agreement or under any Collateral Agreements as they may then exist, provided that, if Exelixis does not, at the time of such distribution, hold exactly forty percent (40%) of the total Percentage Interests of the LLC then outstanding, Exelixis nevertheless will have distributed to it under this Section 10.1(b)(i), provided it still is a Member at the time of such distribution, an amount of such premium fee income of the LLC equal to that which would have been distributed to Exelixis had it held, at the time of such distribution, forty percent (40%) of the total Percentage Interests of the LLC then outstanding, and then (B) to Exelixis only, provided it still is a Member at the time of such distribution, all income received by the LLC during such preceding quarter as milestone payments from Bayer under the LLC Collaboration
Agreement.   The LLC will, after making such distribution of premium fee payments from the Members and of milestone payments from Bayer, make an adequate reserve for the anticipated payment by the LLC of the full FTE Amounts, and of other budgeted, and other then-anticipated but not budgeted, operating expenses and payments expected by the Management Committee to be required to be made by the LLC during the then-prospective [ * ] period (the "Reserve").

              (ii)  Certain Distributions To Bayer For Patent And Insurance
                    -------------------------------------------------------
Expenses. Commencing as to, and after the close of, the first fiscal year of the
--------
LLC (or as to fiscal year 2000, ending on December 31, 2000, if the LLC is created prior to January 1, 2000), to the extent that after making the distributions required to be made under Section 10.1(b)(i) hereof to the Members during the immediately preceding fiscal year, and if there is then still cash of the LLC available for distribution to the Members after making the Reserve required to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

be made under Section 10.1(b)(i) hereof, there will next be distributed to Bayer in cash, to the extent not then already distributed by the LLC to Bayer, an amount equal to all LLC Operating Expense Amounts actually paid by Bayer to or on behalf of the LLC during such immediately preceding fiscal year, as an additional Capital Contribution by Bayer, for expenditure by the LLC for patent prosecution, insurance and related matters for the LLC, provided that no distribution will be made to Bayer under this Section 10(b)(ii) with respect to such fiscal year unless the total amount of Capital Contribution to the LLC by Bayer during such fiscal year equaled or exceeded $10,000,000.00 (or such then-current amount as may be provided in any amendment hereto). The distribution to Bayer provided for under this Section 10(b)(ii) will be made within [ * ] after the end of each fiscal year of the LLC (commencing after the close of the relevant first fiscal year of the LLC as provided above in this Section 10(b)(i)), or promptly after the delivery to the LLC by its independent accounts of audited LLC financial statements for such fiscal year if such audited statements are delivered to the LLC by such accountants after such [ * ] period has expired.

              (iii)  Distributions To Members For Taxes. At the same time as the
                     ----------------------------------
distribution to Bayer, if any, is made pursuant to Section 10.1(b)(ii) hereof, then to the extent that there is then still cash of the LLC available for distribution to the Members, after making the distributions described in Sections 10.1(b)(i) and (ii) hereof, and after making the Reserve required to be made under Section 10.1(b)(i) hereof, there will next be distributed to the Members in cash, if requested in writing by either Member, an amount, to each Member in proportion to its Percentage Interest, as is necessary, as determined by the Management Committee in good faith after consultation with each Member, to pay taxes owed by such Member on income (but not sales, VAT or ad valorem
                                                                  ----------
taxes) required to be paid by the Members solely by reason of being a Member of the LLC, to the extent that the amount of taxes owed by either Member is greater than the amount of cash already distributed to such Member by the LLC with respect to the period for which such tax is due.

              (iv)   Certain Distributions To Member(s) For Salary, Expenses,
                     -------------------------------------------------------
Bonuses And Benefits Of LLC Officers And LLC Employees. At the same time as the
------------------------------------------------------
distributions, if any, are made to the Members pursuant to Sections 10.1(b)(ii) and (iii) hereof, then to the extent that there is still cash of the LLC available for distribution to the Members, after making such distributions, and after making the Reserve required to be made under Section 10.1(b)(i) hereof, then there will next be distributed in cash to Bayer (and to Exelixis on an equal ranking basis with Bayer, prorated between Bayer and Exelixis as to the respective amounts of salary or consulting fee amounts and expenses paid and reimbursed, and benefits paid, if during the fiscal year immediately preceding such distribution any employee of or consultant to Exelixis was serving as an LLC officer), provided that no distribution will be made to Bayer under this
Section 10(b)(iii) with respect to any year unless the total amount of Capital Contribution to the LLC by Bayer during such fiscal year equaled or exceeded ten million dollars ($10,000,000.00) (or such then-current amount as may be provided in any amendment hereto):

                     (A) LLC Employee Salary And Consulting Fees And Related
                         ---------------------------------------------------
Amounts Paid By Bayer. All amounts of salary or consulting fee, as applicable,
---------------------
bonuses paid from the LLC (if any, and in each case as determined by the Management Committee pursuant to the then-current LLC budget), expenses and benefits, as applicable, actually paid by Bayer


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

directly to those of its employees and consultants serving as officers or employees of or as consultants to the LLC, or paid by Bayer to the LLC during the immediately preceding year as an additional Capital Contribution, as part of the LLC Operating Expense Amounts for expenditure by the LLC for such payments of salary or consulting fee and benefits to such employees and consultants, prorated according to the amount of time, out of total work time, such individual spent during such year in service as LLC officer or employee of or consultant to the LLC, and

                     (B) LLC Employee Salary And Consulting Fees And Related
                         ---------------------------------------------------
Amounts Paid By Exelixis. As to Exelixis as relevant, the amounts actually paid
------------------------
by Exelixis during the immediately preceding year directly to such of its employees and consultants serving as officers of or employees of or consultants to the LLCLLC officer(s), of salary or consulting fee, as applicable, bonuses paid from the LLC (if any, and in each case as determined by the Management Committee pursuant to the then-current LLC budget), expenses, and benefits for such individual, prorated according to the amount of time, out of total work time, such individual spent during such year in service as LLC officer or employee of or consultant to the LLC.

                 (v) Distributions To Both Members.  At the same time as the
                     -----------------------------
distributions, if any, are made to the Members pursuant to Sections 10.1(b)(ii)-
(iv) hereof, then to the extent that there is still cash of the LLC available for distribution to the Members, after making such distributions, and after making the Reserve required to be made under Section 10.1(b)(i) hereof, then such cash will be distributed to the Members in accordance with their Percentage Interests.

     10.2   Restriction On Distributions And Withdrawals.
            --------------------------------------------

            (a)  Limitations. The LLC will not make any distribution, other than
                 -----------
of premium payment and milestone payment amounts as provided under Section 10.1(b)(i) hereof, unless immediately after giving effect to the distribution, all liabilities of the LLC, other than liabilities to Members on account of their interest in the LLC and liabilities as to which recourse of creditors is limited to specified property of the LLC, do not exceed the fair value of the LLC's assets; provided that (i) the fair value of any property that is subject to a liability as to which recourse of creditors is so limited will be included in the LLC assets only to the extent that the fair value of the property exceeds such liability, and (ii) if after making the distribution of premium payment and milestone payment amounts as provided under Section 10.1(b)(i) hereof, the amount of cash remaining in the LLC does not equal or exceed the required Reserve as determined by the Management Committee under Section 10.1(b)(i) hereof, then upon the written request of the Management Committee, Bayer will promptly make an additional Capital Contribution to the LLC in cash of an amount, as an LLC Operating Expense, that is so requested by the Management Committee, which amount will not be greater than the difference between the amount of cash then in the LLC and the amount of the Reserve.

            (b)  Liability For Certain Distributions. Except as otherwise
                 -----------------------------------
required by law, no Member will be liable to the LLC for the amount of a distribution received provided that, at the time of the distribution, such Member did not know that the distribution was in violation of Section 10.2(a) hereof. A Member who receives a distribution in violation of Section 10.2(a)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

hereof, and who knows at the time of the distribution that the distribution violated such condition, will be liable to the LLC for the amount of such distribution.

     10.3 Withholding Taxes.  The LLC will at all times be entitled to make
          -----------------
payments with respect to any Member in amounts required to discharge any obligation of the LLC to withhold or make payments to any governmental authority with respect to any federal, state, local or other jurisdictional tax liability of such Member arising as a result of such Member's Membership Interest in the LLC. To the extent each such payment satisfies an obligation of the LLC to withhold with respect to any distribution to a Member on which the LLC did not withhold or with respect to any Member's allocable share of the income of the LLC, each such payment will be deemed to be a loan by the LLC to such Member (which loan will be deemed to be immediately due and payable) and will not be deemed a distribution to such Member. The amount of such payments made with respect to such Member, plus interest, on each such amount from the date of each such payment until such amount is repaid to the LLC at an interest rate per annum equal to the reference rate, from time to time in effect, of CitiBank N.A., San Francisco, California, will be repaid to the LLC by (a) deduction from any cash distributions made to such Member pursuant to this Agreement; (b) deduction from any non-cash distributions made to such Member or (c) earlier payment by such Member to the LLC, in each case as determined by the Management Committee in its sole discretion. The Management Committee may, in its sole discretion, defer making distributions to any Member owing amounts to the LLC pursuant to this Section 10.3 until such amounts are paid to the LLC and the LLC may in addition exercise against such Member any other rights of a creditor with respect to such amounts due.


                                   ARTICLE XI
                  INDEMNIFICATION AND LIMITATION OF LIABILITY

     11.1 Indemnification.
          ---------------

          (a) Indemnification By LLC Of Certain Indemnitees.  To the fullest
              ---------------------------------------------
extent permitted by the Act and by law, the LLC, in accordance with this Section 11.1, will indemnify and hold harmless the Management Committee, the Member Representatives, each LLC officer, employee, consultant or agent of the LLC, and each Member and its Affiliates, and the partners, members, stockholders, as relevant, of each Member and its Affiliates, and the controlling persons, officers, Directors or equivalents, and employees and agents of each Member or Affiliate, as applicable, (collectively, the "Indemnitees"), any and all Damages
                                              -----------
arising from any and all claims, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which the Indemnitee may be involved, as a party or otherwise, by reason of the Indemnitee's management of, or involvement in, the affairs of the LLC, or rendering of advice or consultation with respect thereto, or which otherwise relate to the LLC, its properties, business or affairs, if such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the LLC, and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct of such Indemnitee was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, will not, of itself, create a
        ---- ----------
presumption that such Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the LLC or that such Indemnitee had


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

reasonable cause to believe that such Indemnitee's conduct was unlawful (unless there has been a final adjudication in the proceeding that such Indemnitee did not act in good faith and in a manner which such Indemnitee reasonably believed to be in or not opposed to the best interests of the LLC; or that such Indemnitee did have reasonable cause to believe that such Indemnitee's conduct was unlawful).

          (b) Certain Other Indemnification By LLC.  The LLC may also indemnify
              ------------------------------------
and hold harmless, as an Indemnitee hereunder, any individual who was or is a party or is threatened to be made a party to any threatened, pending, or completed action by or in the right of the LLC to procure a judgment in its favor by reason of the fact that such individual is or was a Member Representative, or an LLC officer, employee, consultant or agent of the LLC, against expenses actually or reasonably incurred by such individual in connection with the defense or settlement of such action, if such individual acted in good faith and in a manner such individual reasonably believed to be in, or not opposed to, the best interests of the LLC, except that indemnification will be made in respect of any claim, issue or matter as to which such individual will have been adjudged to be liable for misconduct in the performance of the Individual's duty to the LLC only to the extent that the court in which such action or suit was brought, or another court of appropriate jurisdiction, determines upon application that, despite the adjudication of liability, but in view of all circumstance of the case, such individual is fairly and reasonably entitled to indemnity for such expenses which such court will deem proper. To the extent that such individual has been successful on the merits or otherwise in defense of any proceedings referred to herein, or in defense of any claim, issue or matter therein, such individual will be indemnified by the LLC against expenses actually and reasonably incurred by such individual in connection therewith. Notwithstanding the foregoing, no individual will be entitled to indemnification hereunder for any conduct arising from the gross negligence or willful misconduct of such individual or reckless disregard in the performance by such individual of such individual's duties under this Agreement.

          (c) Payment Or Advancement Of Certain Expenses.  Expenses (including
              ------------------------------------------
reasonable fees and costs of attorneys) incurred in defending any proceeding under Sections 11.1(a) or (b) hereof may be paid by the LLC in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Indemnitee or Person to repay such amount if it will ultimately be determined that the Indemnitee or Person is not entitled to be indemnified by the LLC as authorized hereunder.

          (d) No Exclusivity.  The indemnification provided by this Section 11.1
              --------------
will not be deemed to be exclusive of any other rights to which any Person may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in a Person's official capacity and to action in any other capacity.

          (e) Certain Insurance.  Subject to the provisions of Section 2.10
              -----------------
hereof, the Management Committee will have power to purchase and maintain insurance on behalf of the LLC and at the expense of the LLC, against any liability asserted against or incurred by any Person entitled under this Section
11.1 to be indemnified in any such capacity whether or not the LLC would have the power to indemnify such Person against such liability under the provisions of this Agreement.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     11.2 Liability For Finder's Or Broker's Fees.  Each Member will be
          ---------------------------------------
responsible for paying any finder's or broker's fee and any other Damages owed any third party that such Member incurs or which is claimed by such third party against the other Member and/or LLC, based directly or indirectly on the negotiation of, or the entry by the parties hereto into, this Agreement, and will indemnify the LLC and the other Member, and the other Indemnitees, against any obligation to pay any such fee.

     11.3 Liability In Event Of Default.  The Affected Member will be liable to
          -----------------------------
the LLC and to the Non-Affected Member, and to such other Indemnitees as are relevant, for any and all Damages suffered or incurred by the LLC or the Non-Affected Member or such other Indemnitee(s) as a result of such Event of Default.

     11.4 Limitation Of Liability.  Each Member's liability under this Article
          -----------------------
XI will be limited as set forth in the Act and other applicable law. Notwithstanding anything to the contrary herein contained (a) the debts, obligations and liabilities of the LLC will be solely the debts, obligations and liabilities of the LLC; and no Member or Member Representative or LLC officer or any other Indemnitee will be obligated personally for any such debt, obligation or liability of the LLC solely by reason of such Person, or such Person's related Indemnitee, being a Member or Member Representative or LLC officer, and the LLC will hold such Person, or such Person's related Indemnitee, harmless from any such debt, obligation or liability, and (b) as to any Member who has made a Capital Contribution to the LLC, such Member will not be liable, absent fraud, for any debts or losses of the LLC beyond the total amount of such Member's Capital Contribution.

                                  ARTICLE XII
                                  TERMINATION

     12.1 Termination.
          -----------

          (a) Certain Events Not Leading To Termination.  Except as provided
              -----------------------------------------
under Section 14.3 of the LLC Collaboration Agreement, the LLC will not terminate solely due to any termination or expiration of the LLC Collaboration Agreement or of any Collateral Agreements unless both Members otherwise agree in writing.

          (b) Termination By Mutual Agreement Or Ordered Dissolution Of LLC.
              -------------------------------------------------------------
The LLC will be terminated and dissolved, its assets disposed of and its affairs wound up upon the first to occur of the following:

              (i)  Affirmative Vote Of Members.  The affirmative vote in writing
                   ---------------------------
of both Members to terminate and dissolve the LLC; or

              (ii) Dissolution Of LLC By Court Order Or Authority. Any
                   ----------------------------------------------
dissolution of the LLC ordered by a final binding judgment or order by a court of competent jurisdiction or by a regulatory authority, when such judgment or order is not voluntarily initiated by either Member (other than a voluntary initiation by such Member acting upon the advice of its outside legal counsel that the continuation of the LLC, or of such Member as a member of the LLC, would be unlawful), if there is no Buyout as provided in Section 13.5 hereof.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (c) Termination of LLC By Notice From Non-Affected Member For
              ---------------------------------------------------------
Dissolution Event, Changed Circumstance, And/Or Event Of Default Affecting Other
--------------------------------------------------------------------------------
Member.
------

              (i)   Notice by the Affected Member of Certain Events. If any of
                    -----------------------------------------------
the following events occurs as to a Member, the Affected Member will give written notice thereof to the Non-Affected Member, with a copy to the Management Committee, as promptly as possible after the coming into being of such event, specifying therein in reasonable detail the nature of such event and the date of its commencement; the Affected Member also will give written notice to the Non-Affected Member, with a copy to the Management Committee, as promptly as possible after the cure or cessation of such event, specifying the date upon which such cure or cessation occurred, the provisions of Section 13.2 hereof being applicable in the event of a notice by the Non-Affected Member as to a sale of assets of change of control Changed Circumstance:

                    (A) Dissolution Event.  The occurrence of a Dissolution
                        -----------------
Event as to the Affected Member; or

                    (B) Event of Default. The existence of any uncured Event of
                        ----------------
Default by the Affected Member; or

                    (C) Changed Circumstance. The existence of a Changed
                        --------------------
Circumstance for such Affected Member.

              (ii)  Termination.  Unless the Non-Affected Member has elected,
                    -----------
pursuant to the provisions of Section 13.2(b) hereof to exercise its Buyout right, The the LLC will be terminated and dissolved if after receiving notice of an event under Section 12.1(c)(i) hereof from the Affected Member, the Non-Affected Member gives written notice of its election, based upon the occurrence or existence of such event, to terminate and dissolve the LLC (the Non-Affected Member's "Termination Notice"). Such Termination Notice (A) must be given no
          ------------------
later than [ * ] after the date the Non-Affected Member receives the initial written notice from the Affected Member (or its trustee or relevant similar party) as to the occurrence of the relevant event if it is a Dissolution Event or an Event of Default or a Changed Circumstance other than a sale of assets or change of control Changed Circumstance (for which reference is made to Section
13.2 hereof), or, as applicable, (2) within the time period specified in Section 13.2(b) hereof if it is a sale of assets of change of control Changed Circumstance), and (or within such shorter period as set forth in Section 13.2(a)(2) hereof), (B) must be given to the Affected Member (and/or such Affected Member's trustee or similar third party in the event of Dissolution or Bankruptcy of the Affected Member), with a copy to the Management Committee, and
(C) if such event is a Continuing Force Majeure Event, such notice must so state and must contain the other statements required under Section 1.20 hereof, and the [ * ] period provided in clause (A) of this Section 12.1(c)(ii) will commence after expiration of the [ * ] period set forth in Section 1.19 hereof, and. (D)Such Termination Notice must have been given by the Non-Affected Member to the Affected Member and the Management Committee before the Affected Member has delivered any written notice to the Non-Affected Member and the Management Committee that the relevant event has ceased to exist or has been fully cured.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (d) Nature Of Rights Of Non-Affected Member.  The right of the
              ---------------------------------------

Non-Affected Member under this Section 12.1 to give notice of its election to terminate and dissolve the LLC is independent of such Non-Affected Member's right to, in lieu of such election, exercise its Buyout rights under Article XIII hereof with respect to the Membership Interest of the Affected Member.

     12.2 Authority To Wind Up.  The Management Committee will have all
          --------------------
necessary power and authority required to marshal the assets of the LLC, to pay its creditors, to distribute assets and otherwise wind up the business and affairs of the LLC, including without limitation the authority to continue to conduct the business and affairs of the LLC insofar as such continued operation remains consistent, in the judgment of the Management Committee, with the orderly winding up of the LLC.

     12.3 Winding Up And Certificate Of Cancellation.  The winding up of the LLC
          ------------------------------------------
will be completed when all debts, liabilities and obligations of the LLC have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the LLC have been distributed to such Members. Upon the completion of winding up of the LLC, a Certificate of Cancellation will be filed by the Chief Executive Officer of the LLC with the Secretary of State of Delaware.

     12.4 Refund Of Certain Amounts To Bayer; Distribution Of Assets.
          ----------------------------------------------------------

          (a) Refund Of Certain Amounts To Bayer.  Upon dissolution and winding
              ----------------------------------
up of the LLC, after all debts, liabilities and obligations of the LLC have been paid and discharged or reasonably adequate provision therefor has been made, any amounts of unexpended funds received by the LLC from Bayer as a Capital Contribution of Bayer that then remain as an asset of the LLC will be refunded to Bayer by the LLC prior to any distribution of assets of the LLC to either Member. Such refund will not be deemed to be a distribution to Bayer by the LLC, but upon such refund, Bayer's Capital Account will be reduced by the amount so refunded.

          (b)  Distribution Of Assets.
               ----------------------

               (i) General.  Upon dissolution and winding up of the LLC, the
                   -------
affairs of the LLC will be wound up by the Chief Executive Officer of the LLC and the LLC will be liquidated by the Management Committee. Unless the Members consent in writing to a distribution in kind of the assets of the LLC, and except as provided in Section 12.5 hereof, the assets of the LLC will be sold pursuant to such liquidation.. If both Members do not consent in writing to a distribution of LLC assets in kind, but the Management Committee determines that an immediate sale of all or certain of the LLC assets would be financially inadvisable for the LLC and the Members, the Management Committee may defer sale of the relevant LLC assets for a reasonable time; provided that the liquidation of the LLC will be completed within the time required by Treasury Regulations
Section 1.704-1(b)(ii)(b)(2). Subject to the provisions of Section 12.5 hereof,
(A) if any LLC assets are distributed in kind, they will be distributed on the basis of the fair market value thereof as determined by appraisal, as may be ordered by the Management Committee, the costs of which appraisal will be paid by the LLC, and will be deemed to have been sold at such fair market value for purposes of the allocations under Article


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

IX hereof, and (B) unless both Members otherwise agree in writing, if any LLC assets are to be distributed in kind, they will be distributed to such Members, as joint tenants, in undivided interests in proportion to distributions to which such Members are entitled under this Section 12.4. The LLC will terminate when all of its assets have been sold and/or distributed and all of its affairs have been wound up.

          (ii) Order Of Distribution.  Subject to the provisions of Section 12.5
               ---------------------
hereof, the assets of the LLC, whether cash or in kind, will be distributed in accordance with the Act, A) first, in the amount of premium payments and milestone payments received by the LLC, but not previously distributed to the Members, to the Members, provided that the provisions of Section 10.1(b)(i) hereof with respect to calculation of the amount to be distributed to Exelixis will apply pursuant to the provisions of Section 12.5 hereof, (B) then to the creditors of the LLC in the order of priority provided by law, (C) then to the Members in accordance with the provisions of Section 12.5 hereof in the amount of third party revenue of the LLC not previously distributed to the Members by the LLC, and then (D) (A) first to creditors of the LLC in the order of priority provided by law, then (B) premium payments, milestone payments and third party revenue of the LLC not previously distributed to the Members will be distributed to the Members provided that the provisions of Section 10.1(b)(i) hereof with respect to calculation of the amount to be distributed to Exelixis will apply pursuant to the provisions of Section 12.5 hereof, and then (C) to the Members in proportion to their remaining Capital Accounts. Except as specifically provided otherwise herein, no Member will have any obligation at any time to repay or restore to the LLC all or any part of any distribution made to such Member from the LLC in accordance with this Section 12.4, nor to make any additional contribution of capital to the LLC.

     12.5 Certain Matters With Respect To Intellectual Property Rights Of the
          -------------------------------------------------------------------
LLC.
---

          (a) Distribution In Kind To Members As Joint Owners.  Except as may be
              -----------------------------------------------
otherwise provided in the LLC Collaboration Agreement or any Collateral Agreements as they may then exist, the intellectual property rights of the LLC (exclusive of intellectual property rights of any other Person licensed to the LLC and not assignable without the consent of such Person) developed or obtained by the LLC and existing on the date of termination of the LLC, will not be liquidated (other than the LLC's trade names, trademarks, service marks, emblems, logos, symbols and insignia and rights with respect thereto, including registrations and registration rights, all of which will be liquidated) but will instead be distributed in kind to the Members as joint owners who will each own an undivided joint interest therein with the rights described in Section 12.5(b) hereof.

          (b) Respective Rights of Members In LLC Assets Distributed In Kind.
              --------------------------------------------------------------
Upon and after such distribution in kind, unless the Members agree otherwise in writing, or until one Member, if ever, upon or after such distribution purchases all of the other Member's jointly-owned rights therein, each Member, as a joint owner of such distributed intellectual property rights in accordance with
Section 12.5(a) hereof, will have such rights with respect thereto as such Member had under the LLC Collaboration Agreement as in effect most recently before the date of such distribution in kind, and the right to grant licenses to third parties and to use and practice such rights without accounting to the other Member, subject in all cases to the first-referenced Member's compliance with the terms thereof.

          (c) Adjustment Of Capital Accounts.  The Capital Accounts of the
              ------------------------------
Members will be adjusted in the manner required by Section 1.704-
1(b)(2)(iv)(e)(1) of the Treasury Regulations to reflect the unrealized income, gain, loss and deduction inherent in such




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BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

distributed intellectual property rights. After such adjustment to the Capital Accounts of the Members have been made, all future distributions on liquidation of the LLC will take into account such distribution-in-kind of intellectual property to the Members.

          (d) Payment Of Premium Fee Or Royalty Obligations, Or Milestone
              -----------------------------------------------------------
Payment Obligations.  Except as may be otherwise provided under the LLC
-------------------
Collaboration Agreement or as otherwise agreed in writing by the Members, any premium fee or royalty obligations, and any milestone payment obligations, by either Member to the LLC will be paid thereafter directly by such Member to the other Member to the extent permitted by law. No distribution of intellectual property rights of the LLC as provided in this Section 12.5 will relieve either Member from its obligations hereunder, or under any other binding agreement to which such Member is a party or to which it is subject, to continue to pay premium fees, royalty payments, milestone payments or other running or periodic amounts, however denominated, thereunder according to the relevant terms of this Agreement or of such other agreements.

          (e) Certain Assistance.  If one Member seeks to sell or assign all or
              ------------------
part of its jointly-owned interest in such distributed intellectual property to a third party or parties, in a jurisdiction in which such sale or assignment requires by law, as advised by the requesting Member's intellectual property counsel the consent or acknowledgment of the other Member as joint owner of such intellectual property, such other Member will execute and delivery such customary documents, at its own expense, to assist the selling or assigning Member to complete such sale or assignment, as the selling or assigning Member requests in good faith of such other Member.

          (f) Effect On Licenses To Bayer Patents And Bayer Know-How, And On
              --------------------------------------------------------------
Exelixis Patents And Exelixis Know-How, In The Event Of Termination.  In the
-------------------------------------------------------------------
event of termination pursuant to this Article XII, if the LLC Collaboration Agreement then is still in effect, the conditions, if any, relevant to such termination as may be specified in the LLC Collaboration Agreement, including
Article XIV thereof, will apply.


                                 ARTICLE XIII
                           BUYOUT BY A MEMBER OF THE
                    MEMBERSHIP INTEREST OF THE OTHER MEMBER

     13.1 Determination Of Fair Market Value.  For purposes of this Agreement
          ----------------------------------
the "Affected Member" is the Member who suffers, or proposes to suffer (with
     ---------------
respect to a Proposed Changed Circumstance Notice, as defined in Section 13.2(a)(i) hereof), a Changed Circumstance, or who suffers an Event of Default or Dissolution or Bankruptcy, as applicable, and the other Member is the "Non-
                                                                          ---
Affected Member".  For purposes of this Article XIII, Fair Market Value will be
---------------
whatever it is agreed to be in writing between the Members no later than the earlier of (a) [ * ] after the date the Proposed Changed Circumstance Notice is given under Section 13.2(a)(i) hereof by the Affected Member to the Non-Affected Member, if such Proposed Changed Circumstance Notice contains the names of the relevant Person(s) therein which cause it to be deemed, under the provisions of
Section 13.2(a)(i) hereof, to be a Final Notice or (b) [ * ] after the date the Final Notice is given, as required under Section 13.2(a)(ii) hereof, by the Affected Member to the Non-Affected Member as to the event relevant to such Affected Member.;


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

provided that if the Members independently cannot agree on the Fair Market Value of the Affected Member's Membership Interest within such relevant [ * ] period, then the procedures set forth in Sections 13.1(a)-(h) hereof will apply to determine such Fair Market Value:

          (a) Member Statements Of Fair Market Value.  Each of the Affected
              --------------------------------------
Member and the Non-Affected Member will deliver to the other in writing, within [ * ] after the close of such initial [ * ] period, the delivering Member's statement as to the Fair Market Value of the Affected Member's Membership Interest.

          (b) Procedure If Both Statements Are The Same.  If the Fair Market
              -----------------------------------------
Value stated in both Members' statements is the same, then such amount will be the Fair Market Value of the Affected Member's Membership Interest.

          (c) Procedure If Statements Within [ * ] Range. If the Fair Market
              ------------------------------------------
Value stated in one Member's written statement is higher than the Fair Market Value stated in the other Member's written statement, but is not greater than [ * ] of the lower statement, then Fair Market Value will be the average of the two statements.

          (d) Procedure If Statements Outside Of [ * ] Range.  If the Fair
              ----------------------------------------------
Market Value stated in one Member's written statement is greater than [ * ] of the Fair Market Value stated in the other Member's written statement, then Fair Market Value will be determined by an Appraiser selected by the mutual written agreement of the Members within [ * ] after the delivery by each Member to the other of their statements, provided that if the Members cannot agree on an Appraiser within such [ * ] period, then:

              (i)   Selection Of An Appraiser By Each Member.  Each Member will,
                    ----------------------------------------
within [ * ] after the earlier of the date upon which the Members agree in writing that they cannot agree on such Appraiser, or such initial thirty days have expired, select an Appraiser;

              (ii)  Selection By Two Appraisers Of Third Appraiser.  The
                    ----------------------------------------------
Appraisers selected pursuant to Section 13.1(d)(i) hereof mutually will select a third Appraiser within [ * ] after their selection; and

              (iii) Determination By Single Appraiser Of Fair Market Value.  The
                    ------------------------------------------------------
third Appraiser so chosen will singly determine Fair Market Value by delivering his or her determination of Fair Market Value in writing to each Member as soon as possible after his or her selection, setting forth in such writing such bases and conclusions as such Appraiser deems appropriate and customary therefor. If the Fair Market Value as determined by such Appraiser is the average of the two Members' statements, then such average will be Fair Market Value. If the Fair Market Value as determined by such Appraiser is above the average of the two Members' statements, but not greater than the higher of the two Members' statements, then Fair Market value will be the average between such Appraiser's determination and such higher Member statement. If the Fair Market Value as determined by such Appraiser is below the average of the two Members' statements, but not less than the lower of the two Members' statements, then Fair Market value will be the average between such Appraiser's determination and such lower Member statement. If the Fair Market Value as determined by such Appraiser is



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

greater than the higher of the two Members' statements, then Fair Market value will be such higher Member statement. If the Fair Market Value as determined by such Appraiser is lower than the lower of the two Members' statements, then Fair Market value will be such lower Member statement.

          (e) Appraiser's Determination Binding Absent Demonstrable Factual Or
              ----------------------------------------------------------------
Mathematical Error Or Fraud.  Any determination by an Appraiser of Fair Market
---------------------------
value as provided herein will be binding upon the Members and the LLC absent demonstrable mathematical or factual error, or fraud .

          (f) Certain Governing Principles For Determination of Fair Market
              -------------------------------------------------------------
Value.  Any determination of Fair Market Value pursuant to this Section 13.1
-----
will take into consideration all relevant factors, including the conditions referred to in Section 13.6 hereof and any Event of Default if such purchase is being made by the Non-Affected Member under Section 13.3 hereof, and any Bankruptcy of a Member if such purchase is being made by the other Member under
Section 13.4 hereof, but only in each case to the extent that such Event of Default or Bankruptcy reduces the value of the relevant Membership Interest, and will be calculated by multiplying (x) the price that a willing buyer will pay and a willing seller will accept for the purchase of all of the assets and business of the LLC as a going concern immediately prior to the transaction giving rise to the determination of Fair Market Value and without any discount for lack of liquidity or control and assuming that all agreements between the LLC and the Members that were in effect prior to such transaction would have continued in effect by (y) the Percentage Interest in the LLC being acquired.

          (g) Fees And Costs Of Appraisers.  Each Member will bear the fees and
              ----------------------------
costs of any Appraiser that such Member selects as one of the two Appraisers selected to determine the third. The fees and costs of any third Appraiser selected pursuant to Section 13.1(d)(i)(B) hereof, will be borne one-half (1/2) by each Member. Each Member will bear its respective internal costs connected with any such appraisal, including those associated of its own determination for its statement of Fair Market Value.

          (h) Cooperation.  Each Member will cooperate in all commercially
              -----------
reasonable respects and in good faith in the appraisal process, including without limitation providing such information as is reasonably requested by the Appraiser(s), but provided that the furnishing of such information may, in the good faith judgment of the furnishing Member, be conditioned on such Appraiser(s) executing and delivering a customary confidentiality agreement with the furnishing Member with respect thereto.

     13.2 Changed Circumstance Buyout And Notices With Respect Thereto.
          ------------------------------------------------------------

          (a) Proposed Changed Circumstances Notice By Affected Member; Final
              ---------------------------------------------------------------
Notice By Affected Member Of Changed Circumstance; Non-Affected Member's Notice
-------------------------------------------------------------------------------
of Intention As To Buyout Rights And Termination Rights; Waiver.
---------------------------------------------------------------

              (i)   Proposed Changed Circumstances Notice By Affected Member.
                    --------------------------------------------------------
If either Exelixis or Bayer proposes to enter into a transaction that would, if consummated, be a




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

sale of assets or proposed change of control as described in Section 1.15(b)(i) or (ii) hereof as to Exelixis, or Section 1.15(c) hereof as to Bayer, then, within [ * ] after such Affected Member [ * ] with respect to such proposed event with any Person other than Bayer or its Affiliates, or the LLC, as to Exelixis, and other than Exelixis, or the LLC, or each other, with respect to Bayer and Bayer AG, the Affected Member will give the Non-Affected Member written notice (a "Proposed Changed Circumstances Notice") as to the general
                   -------------------------------------
nature of the proposed event. The fact of the giving of which Proposed Changed Circumstances Notice and the contents thereof will be Confidential Information of the Affected Member. Such Proposed Changed Circumstances Notice need not specify the name of the other party or parties to such proposed transaction, and/or certain details related thereto, if such information is prohibited from disclosure under an executed written nondisclosure agreement between the Affected Member and such other party or parties. In addition, with respect to any matter relating to a Changed Circumstance described in, respectively, Sections 1.15(b)(i) or (ii) hereof, as to Exelixis, or Sections 1.15(c) hereof, as to Bayer, the Affected Member will promptly give written notice (which will be considered to be an amendment to the initially-given Proposed Changed Circumstances Notice) to the Non-Affected Member, with a copy to the Management Committee, of any material change, adverse or beneficial, with respect to such proposed Changed Circumstance, including without limitation (if terms were disclosed in a previously-delivered Proposed Changed Circumstances Notice) any change in the terms proposed with respect to such Changed Circumstance, and/or (if the names of other party or parties to the relevant proposed Changed Circumstance were disclosed in a previously-delivered Proposed Changed Circumstances Notice), any change in the name(s) of the other party or parties to such proposed Changed Circumstance. Such Proposed Changed Circumstances Notice will be deemed to be the Final Notice given for purposes of Section 13.1 hereof, and Section 13.2(a)(ii), (iii) or (iv) hereof, only if, (1) it is given with respect to the signing by the Affected Party of a binding agreement, including without limitation a letter of intent or heads of agreement which contains any binding provision apart from a binding obligation of confidentiality, and when,(2) it contains the name(s) of the other party or parties to such proposed transaction.

          (ii) Final Notice By Affected Member Of Changed Circumstance.  In
               -------------------------------------------------------
addition to giving the Non-Affected Member a Proposed Changed Circumstances Notice , at any time, but no later than [ * ] after the occurrence or consummation of the relevant Changed Circumstance as to the Affected Member, such Affected Member will give written notice of such occurrence or consummation to the Non-Affected Member and the Management Committee, specifying in reasonable detail the nature of such Changed Circumstance (a "Final Notice"),
                                                              ------------
and will specify therein the name(s) of the other party or parties to such proposed Changed Circumstance if such Changed Circumstance is a sale of assets or proposed change of control as described in Section 1.15(b)(i) or (ii) hereof as to Exelixis, or Section 1.15(c) hereof as to Bayer. In addition, the Affected Member will promptly give written notice (which will be considered to be an amendment to the initially-given Final Notice) to the Non-Affected Member, with a copy to the Management Committee, of any material change, adverse or beneficial, in such Changed Circumstance, including without limitation any change in the terms proposed for, and/or in the name(s) of the other party or parties to such proposed transaction, as to any matter relating to a Changed Circumstance described in, respectively, Sections 1.15(b)(i) or (ii) hereof, as to Exelixis, or Sections 1.15(c) hereof, as to Bayer. The giving of such Final




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Notice (including any updates as to subsequent developments), and the contents thereof, or portions thereof, will be Confidential Information of such Affected Member hereunder if the Affected Member so declares in such Final Notice, and/or may be subject to such confidentiality as to certain details thereof as may be required under any confidentiality agreement, with any other Person, other than Bayer or Bayer's Affiliates or the LLC, to which such Affected Member is a party or by which it is bound, or as otherwise may be required by law.

          (iii)   Non-Affected Member's Notice of Intention As To Buyout Rights
                  -------------------------------------------------------------
And Termination Rights. Within [ * ] after the Non-Affected Member's receipt of
----------------------
a Proposed Changed Circumstances Notice from the Affected Member given under
Section 13.2(a)(i) hereof which states the name(s) of the other party or parties to such proposed transaction as relevant (thus causing such Proposed Changed Circumstances Notice to be deemed to be a Final Notice), or, as relevant, within [ * ] after the Non-Affected Member's receipt of the Final Notice in the event of the consummation of the relevant sale of assets or change of control constituting the Changed Circumstance, the Non-Affected Member may, but is not required to, give written notice to the Affected Member, with a copy to the Management Committee, (a "Non-Affected Member's Notice of Intention") of such
                          -----------------------------------------
Non-Affected Member's intention to (A) exercise or to waive (specifying which it elects) such Non-Affected Member's Buyout rights under Section 13.2(b) hereof, or to (B) exercise or to waive (specifying which it elects) its termination rights under Section 12.1(c) hereof (in which case such Non-Affected Member's Notice of Intention will constitute its written notice of termination election under Section 12.1(c) hereof if the Non-Affected Member states therein its election to so terminate). Any such Non-Affected Member's Notice of Intention, if given, may be, by its terms, made contingent upon the actual consummation of the relevant Changed Circumstance, such that if such consummation does not occur, then such Non-Affected Member's Notice of Intention may be withdrawn and rescinded by the Non-Affected Member, without penalty, by written notice to the Affected Member, with a copy to the Management Committee, of such withdrawal and rescission. Such notice of withdrawal and rescission may be given at any time after the proposed consummation date if by the date of giving of such notice of withdrawal and rescission the Non-Affected Member has not consummated its Buyout rights or if by such date the LLC has not commenced liquidation and dissolution by reason of such termination election. The fact of the giving of any Non-Affected Member's Notice of Intention, and the contents thereof, will be Confidential Information of the Non-Affected Member.

          (iv)    Waiver By Affected Member Of Buyout Or Termination Right As To
                  --------------------------------------------------------------
Certain Changed Circumstances.  Subject to the last sentence of this Section
-----------------------------
13.2(a)(iv), the right of the Non-Affected Member to exercise its Buyout rights under Section 13.2(b) hereof, or to terminate the LLC under Section 12.1(c) hereof, will be deemed to be irrevocably waived by the Non-Affected Member as to the matter(s) described in the relevant Final Notice under Section 13.2(a)(ii) hereof (or deemed Final Notice under Section 13.2(a)(i) hereof) from the Affected Member as to the relevant Changed Circumstance if, the Non-Affected Member either (A) affirmatively and specifically waives its Buyout or termination right hereunder, in writing to the Affected Member, with a copy to the Management Committee, or (B) fails, within the relevant [ * ] period specified under Section 13.2(a)(i) or (ii) hereof, to give written notice to the Affected Member, with a copy to the Management Committee, as to such Non-Affected Member's intention to exercise its Buyout or termination rights hereunder. The Non-Affected



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Member will not be deemed to have waived its Buyout rights or termination rights hereunder if with the [ * ] period provided for giving by such Non-Affected Member of its Non-Affected Member's Notice of Intention under Section 13.2(a)(iii) hereof, or within twenty (20) days after it has given any such Non-Affected Member's Notice of Intention, the Affected Member, as required by
Section 13.2(a)(i) or (ii) hereof, as relevant, gives the Non-Affected Member written notice of any material change in a Changed Circumstance, (in which case the notice election and waiver provisions of this Article XIII applicable to the Non-Affected Member will again apply, and will run from the date of such written notice by the Affected Member of such material change in the relevant Changed Circumstance).

          (b) Purchase Right Of Non-Affected Member.  Upon the occurrence of a
              -------------------------------------
Changed Circumstance, provided the Non-Affected Member receiving the Proposed Changed Circumstance Notice or Final Notice, as the case may be, relating thereto has not previously given the Affected Member a Non-Affected Member's Notice of Intention demanding dissolution of the LLC or has not waived or been deemed to waive, under Section 13.2(a)(iv) hereof, such Changed Circumstance, the Non-Affected Member may, as hereinafter provided, purchase all but not less than all of the Membership Interest of the Affected Member for Fair Market Value. Within [ * ] after the determination of Fair Market Value pursuant to Section 13.1 hereof, the Non-Affected Member will either submit an irrevocable written offer to the Affected Member with a copy to the Management Committee, to purchase such Affected Member's Membership Interest for Fair Market Value for cash or such other consideration as the Members agree in writing, or will notify the Affected Member in writing, with a copy to the Management Committee, that no offer will be made. If an offer is made, the closing of the transaction will occur within [ * ] after the date of such written offer, but such period will automatically be extended as necessary to give effect to any delay days caused by obtaining any required regulatory approvals. The purchase price for such Affected Member's Membership Interest will be paid by the Affected Member in cash or such other consideration as the selling Member and the purchasing Member may agree in writing. If no offer is timely made by the Non-Affected Member under this Section 13.2(b), then the provisions of this Agreement, including those of Articles XII and XV hereof, will apply.

          (c) Effect On Licenses In The Event Of Changed Circumstances Buyout.
              ---------------------------------------------------------------
In the event of a Changed Circumstances Buyout pursuant to Section 12.2(b) hereof, the conditions, if any, relevant thereto as may be specified in the LLC Collaboration Agreement, will apply, and are incorporated herein by reference only to the extent necessary for each application.

     13.3 Default Buyout.  In the event of an uncured Event of Default, provided
          --------------
the Non-Affected Member has not previously given to the Affected Member written notice demanding dissolution of the LLC, the Non-Affected Member may, as hereinafter provided, purchase all but not less than all of the Affected Member's Membership Interest for Fair Market Value. Within [ * ] after the determination of Fair Market Value, the Non-Affected Member will either submit an irrevocable written offer to the Affected Member, with a copy to the Management Committee, or will notify the Affected Member in writing, with a copy to the Management Committee, that no offer will be made. If an offer is made, the closing of the transaction will occur within [ * ] after the date of such written offer, but giving effect to any delay days caused by obtaining appropriate





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

regulatory approvals. The purchase price for such Membership Interest will be paid in cash or such other consideration as the selling Member and the purchasing Member may agree in writing. If no offer is timely made by the Non-Affected Member under this Section 13.3, then the provisions of this Agreement, including those of Articles XII and XV hereof, will apply.

     13.4 Buyout Upon Bankruptcy Or Dissolution Of A Member.  Upon obtaining
          -------------------------------------------------
actual knowledge of the Bankruptcy or Dissolution of a Member, the other Member will have the right, by giving written notice thereof to the bankrupt Member, or trustee therefor , and to the Management Committee, to purchase or cause its designee to purchase the Membership Interest of such Affected Member for Fair Market Value. Within [ * ] after the determination of Fair Market Value, the Non-Affected Member will either submit an irrevocable written offer to the Affected Member, or such Affected Member's trustee, with a copy to the Management Committee, to purchase such Affected Member's Membership Interest for Fair Market Value, or will notify the Affected Member in writing, with a copy to the Management Committee, that no offer will be made. If an offer is made, the closing of the transaction will occur within [ * ] after the date of such written offer, but giving effect to any delay days caused by obtaining appropriate regulatory approvals. The purchase price for such Membership Interest will be paid in cash or such other consideration as the selling Member (or the trustee of the selling Member) and the purchasing Member may agree in writing. If no offer is timely made by the Non-Affected Member under this
Section 13.4 then the provisions of this Agreement, including those under Articles XII and XV hereof, will apply.

     13.5 Auction Buyout Upon Deadlock On Substantial Disagreement After Fourth
          ---------------------------------------------------------------------
Anniversary Of Commencement Date, Or Upon Dissolution Of LLC Due To Judicial Or
-------------------------------------------------------------------------------
Regulatory Decision, Or Upon Delivery Of Lack Of Freedom To Operate Notice.  If
--------------------------------------------------------------------------
(1) the Members reach Deadlock on a Substantial Disagreement (but not as to Deadlock as to any other dispute), at any time after the fourth (4th) anniversary of the Commencement Date, or (2) dissolution of the LLC is ordered by a final judgment by a court of competent jurisdiction or by the nonappealable order or decision of a regulatory authority, which dissolution does not arise by reason of action taken by either Member, or (3) on the sixth (6th) month anniversary of the delivery by Bayer to Exelixis of a Lack Of Freedom To Operate Notice under Section 1.15(d) hereof, the license(s) described in Section 1.15(d) hereof have not the come into being and if Bayer and Exelixis have not agreed otherwise in writing that such state of matters does not constitute a Changed Circumstance as described in such Section 1.15(d) hereof, or (4) if Exelixis does not increase the number of its Technical Personnel FTE's within the time period set forth in Section 1.15(e) hereof, and if both Members wish to purchase the Membership Interest of the other Member, then either Member may purchase the Membership Interest from the other, in either case in accordance with the following procedures:

          (a) Appraisal Of Fair Market Value.  The Fair Market Value of each
              ------------------------------
Member's Membership Interest (which together will constitute one hundred percent (100%) of the Fair Market Value of the LLC) will be determined and reported to the Members in writing by an Appraiser selected using the procedure set forth in
Section 13.1(d) hereof, and provided that the provisions of Sections 13.1(e)-(g) hereof also will apply to the actions and results of such Appraiser's determination.





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (b) Purchase By One Member Or The Other's Membership Interest
              ---------------------------------------------------------
Voluntarily If Fair Market Value Is Agreed.  If, upon receiving the Appraiser's
------------------------------------------
determination of the Fair Market Value of each other's Membership Interest, one Member wishes to sell and the other to buy at such Fair Market Value, such Member will so notify the other Member in writing and within sixty (60) days after its receipt of such determination, and they will consummate such transaction as soon as possible on such terms as they agree in writing.

          (c) Auctioneer.  If the Members do not agree on the Fair Market Value
              ----------
of each other's Membership Interest within such 60-day period, then the "Auctioneer" will be the Appraiser selected pursuant to Section 13.1 hereof, whether by mutual written agreement of the Members or as selected by their two independent third party Appraisers.

          (d) Fees And Expenses Of Auctioneer.  The fees and expenses of the
              -------------------------------
Auctioneer, for acting as such, will be paid one-half (1/2) each by the Members.

          (e) Auction and Auction Process; Conduct of Auction; Closing of
              -----------------------------------------------------------
Purchase Of Relevant Membership Interest.
----------------------------------------

              (i)  Auction And Auction Process.  The Auctioneer will conduct an
                   ---------------------------
auction (the "Auction"), under the procedure as hereinafter provided, commencing
              -------
on the fourth (4th) day following the date of the Auctioneer's selection, to determine, as hereinafter provided, which Member will, as will be determined by the Auctioneer as provided herein, purchase the other Member's Membership Interest. The Auction will be conducted by the Auctioneer in an even-handed, equitable and impartial manner in accordance with the provisions of this Section
13.5 and in accordance with any further provisions specified in writing to the Members by the Auctioneer (subject to the last clause of this sentence as to agreement by the Members), which in each case which are consistent with and do not contravene the provisions of this Section 13.5, provided that the Members may mutually agree in writing to any lawful procedures with respect to the Auction, which writing will be binding on the Auctioneer and the Members, will constitute an amendment hereto, and will be controlling over any procedures specified by the Auctioneer.

              (ii) Bid Process; Bids Based Upon Percentage Interest To Which Bid
                   -------------------------------------------------------------
Relates; Non-Accepted Bids; Determination of Winning Bid; Purchase and Closing.
------------------------------------------------------------------------------

                   (A) Bid Process.  Bayer will make the first bid in the
                       -----------
Auction by submitting its bid for Exelixis' Membership Interest in writing to the Auctioneer, which first bid must be made within five (5) days after the Auctioneer's selection, and must be at least equal to the Fair Market Value of Exelixis' Membership Interest as determined by the Appraiser, after which the Members will alternate in submitting bids in writing to the Auctioneer for each other's Membership Interest. The Auctioneer will promptly notify each Member in writing of the Auctioneer's receipt of a bid and the amount of such bid, after which the Member who had not made the previous bid will have five (5) days to submit its bid to the Auctioneer.

                   (B) Bids Based Upon Percentage Interest To Which Bid Relates.
                       --------------------------------------------------------
Each bid by the relevant Member will be based upon the relative Percentage Interest




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

that is held by the other Member, such that, if the Percentage Interests of Bayer and Exelixis were the same at the time of the Auction as they are at the Commencement Date, then any bid by Bayer for Exelixis' interest will be based upon Exelixis' forty percent (40%) interest in the LLC, and any bid by Exelixis will be based upon Bayer's sixty percent (60%) interest in the LLC.

                   (C) Non-Accepted (Invalid) Bids.  Any bid submitted to the
                       ---------------------------
Auctioneer (other than with respect to the first bid by Bayer in the Auction process) that does not exceed the immediately preceding bid of the same bidding Member by at least five percent (5%) of such bidder's last bid for the other Member's Membership Interest will be considered an invalid bid and will not be accepted by the Auctioneer.

                   (D) Determination By Auctioneer of Winning Bid; Notification.
                       --------------------------------------------------------
If a Member does not submit a bid (or an invalid bid is submitted as specified in Section 13.5(c)(ii)(C) hereof, and no subsequent valid bid is submitted) in such five-day period or at such time as a Member states in writing to the Auctioneer that such Member is unwilling to submit any further bids, the Auctioneer will declare the Auction completed and will notify the Members and the Management Committee promptly in writing that it is completed. Upon such completion of the Auction process, the Auctioneer will determine, in such Auctioneer's sole good faith discretion, which determination will be binding upon the Members absent demonstrable mathematical or factual error, or fraud, which Member's final bid in the Auction process is more fair to the other Member, taking into account the relative Percentage Interests of the Members, than the other Member's bid. The Auctioneer will notify the Members in writing as to the Auctioneer's decision, within three (3) days after the Auctioneer's decision, specifying the winning bidder Member and the amount of the winning bid as so determined by the Auctioneer.

          (iii)    Purchase By Winning Bidding Member Of Other Member's
                   ----------------------------------------------------
Membership Interest.  The winning bidding Member will purchase the other
-------------------
Member's Membership Interest at the price submitted by such winning bidding Member in its winning bid.

          (iv)     Closing.  The purchase by the winning bid Member from the
                   -------
other Member, at the price specified in such high bid, and for cash or such other consideration as the Members agree in writing, will occur within ninety
(90) days after the date the winning bid is declared by the Auctioneer, but giving effect to any delay days caused by obtaining appropriate regulatory approvals.

     13.6 Arbitration Upon Deadlock On Substantial Disagreement Prior To Fourth
          ---------------------------------------------------------------------
Anniversary Of Commencement Date.  If there exists Deadlock on a Substantial
--------------
Disagreement prior to the [ * ] anniversary of the Commencement Date, the Deadlock will be resolved by arbitration pursuant to the provisions of Section
17.2 hereof, and neither Member will have the right under this Article XIII to buy out the other Member's Membership Interest solely by reason of such Deadlock on Substantial Disagreement.




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ARTICLE XIV
                                    DEFAULT

     14.1 Events Of Default.  An "Event of Default" will be considered to have
          -----------------       ----------------
occurred with respect to a Member (which Member will be considered for purposes of this Agreement as the Affected Member with respect to such Event of Default) if:

          (a) Failure To Make Capital Contribution.  Such Affected Member fails
              ------------------------------------
to make a Capital Contribution required of it pursuant to Article IV hereof and such failure continues for [ * ] after such Affected Member has been given written notice thereof by the Non-Affected Member or by the Management Committee; and/or

          (b) Insufficient Technical Personnel FTE's Of Exelixis.  If at the
              --------------------------------------------------
close of any calendar quarter during the term hereof, (i) Exelixis had serving as full-time employees or as full-time consultants to Exelixis during such quarter a total of less than [ * ] Technical Personnel FTE's (as defined in Section 7.10(b)(v) hereof), and (ii) if within [ * ] after delivery to Bayer by the LLC of the report as to Technical Personnel FTE's for such quarter required under Section 7.10(b)(v) hereof, Bayer gives written notice to Exelixis that, in the good faith judgment of Bayer, Exelixis has insufficient Technical Personnel FTE's to warrant continuing the LLC, and (iii) Exelixis does not increase the number of Technical Personnel FTE's to at least [ * ] within [ * ] after delivery of such notice by Bayer; and/or

          (c) Certain Other Failures.  Such Affected Member fails to perform or
              ----------------------
violates any other material term or condition of this Agreement and such failure or violation continues for [ * ] or more days after such Affected Member has been given written notice thereof by the Non-Affected Member or by the Management Committee; provided that nothing herein will limit the Affected Member's obligation to pay damages for such breach during such cure period; and/or

          (d) Certain Actions.  Such Affected Member otherwise causes the
              ---------------
dissolution of the LLC in contravention of the terms of this Agreement; and/or

          (e) Material Breach of Collaboration Agreement.  Such Affected Member
              ------------------------------------------
fails to cure a breach of the LLC Collaboration Agreement (as defined in Section
14.3 thereof) and the Non-Affected Member exercises its rights pursuant to
Section 14.2(c) or (d) of this Agreement; and

          (f) Notice By Non-Affected Member.  Written notice
              -----------------------------
has been given to the Affected Member by the Non-Affected Member, with a copy of the Management Committee, reciting facts therein in reasonable detail regarding
(i) the date upon which, in the good faith judgment and knowledge of the Non-Affected Member, such Event of Default occurred for the Affected Member, (ii) the general nature of such Event of Default and (iii) that the Event of Default
(A) is having or would have, in the good faith judgment of the Non-Affected Member, a material adverse effect upon the Affected Member's ability to perform such Affected Member's obligations under this Agreement, the LLC Collaboration Agreement, and/or the relevant




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

Collateral Agreements, and (B) which does have or would have, in the good faith judgment of the Non-Affected Member, a material adverse effect on the business or operations of the LLC.

     14.2 Remedies of Default.  Except as limited by Section 14.1(c) of this
          -------------------
Agreement and by Section 14.3(b) of the LLC Collaboration Agreement, upon the occurrence of, and during the continuance of, an Event of Default, the Non-Affected Member may elect any or all of the following remedies:

          (a) Injunctive Relief.  The Non-Affected Member may seek to enjoin
              -----------------
such default or to obtain specific performance of the Affected Member's obligations; or

          (b) Withhold Payments To The LLC.  The Non-Affected Member then may
              ----------------------------
withhold payments otherwise required hereunder to be made to the LLC; or

          (c) Termination And Dissolution Of LLC.  The Non-Affected Member may
              ----------------------------------
elect to terminate and dissolve the LLC as provided in Section 12.1(b)(iii)(C) hereof, in which event the affairs of the LLC will be wound up as provided in
Article XII hereof; or

          (d) Purchase Of Membership Interest.  The Non-Affected Member may
              -------------------------------
elect to purchase the Affected Member's entire Membership Interest pursuant to
Section 13.3 hereof.

     14.3 Election Of Remedies.  The election of a remedy specified under
          --------------------
Section 14.2(a) hereof by the Non-Affected Member will be made by giving written notice (a "Default Notice") to the Affected Member, with a copy to the
           --------------
Management Committee, at any time that the Event of Default has occurred and is continuing. If an election by the Non-Affected Member is made pursuant to
Section 14.2(a) hereof to seek an injunction, specific performance or other equitable relief, and a final judgment in such action is rendered denying such equitable remedy, then the Non-Affected Member may elect to pursue the remedy specified in Section 14.2(a) hereof to the extent such remedy is available unless, prior to the giving of such notice, the Affected Member has cured the relevant Event of Default in full or the final judgment denying equitable relief specifically held that there was no Event of Default by the Affected Member.
The election of any remedy by the Non-Affected Member pursuant to Section 14.2 hereof and to this Section 14.3 will not for any purpose be deemed to be a waiver by the Non-Affected Member of any other remedy available to the Non-Affected Member under applicable law.


                                  ARTICLE XV
                           EFFECT OF CERTAIN EVENTS

     15.1 Certain Changed Circumstance Applicable To Either Member.  If a
          --------------------------------------------------------
Changed Circumstance occurs with respect to either Member during the term of the LLC, then unless otherwise agreed in writing by the Members, LLC Collaboration Agreement and the Collateral Agreements as they may then exist will, unless and to the extent that they otherwise so provide, remain in full force and effect.

     15.2 Certain Changed Circumstance Applicable To Exelixis.  If a Changed
          ---------------------------------------------------
Circumstance occurs with respect to Exelixis, and if Bayer, in its sole discretion, does not timely elect to terminate the LLC under Section 12.1 hereof, then:




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

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

          (a) Continuation Of LLC.  The LLC will continue in existence; and
              -------------------

          (b) Continuation Of Certain Agreements.  The LLC Collaboration
              ----------------------------------
Agreement and the Collateral Agreements as they may then exist will, to the extent they so provide, remain in full force and effect; and

          (c) Continuation Of Assay Development Within LLC.  Assay development
              --------------------------------------------
within the LLC will continue until the end of the Research Term, as defined in the LLC Collaboration Agreement; and

          (d) Updates Of HelioTag.  Bayer and the LLC will continue to get
              -------------------
updates of HelioTag (as it may be renamed after the Commencement Date) from Exelixis in the manner delivered prior to such event; and

          (e) Continuation Of LLC And Of Percentage Interests.  If Bayer does
              -----------------------------------------------
not purchase Exelixis' Membership Interest as provided under Article XIII hereof, the Members will retain their respective Membership Interests and Percentage Interests; and

          (f) Certain Conditions Applicable To Exelixis During Interim Period.
              ---------------------------------------------------------------
If pursuant to Section 13.2(a)(iii) hereof Bayer not has waived, or been deemed to have waived, its Buyout right, then for the period between the date of such notice from Exelixis to Bayer as to such Changed Circumstance and the earliest of (1) the date of the Buyout by Bayer of Exelixis' Membership Interest, (2) the termination of the LLC pursuant to the terms hereof, or (3) the closing of the transaction involving Exelixis which gave rise to the Changed Circumstance, as relevant:

              (i)   Independent Member Representatives And Members Of The JSC.
                    ---------------------------------------------------------
Exelixis must immediately appoint and have serving during such period as its Member Representatives and as its members of the JSC individuals who are independent of Exelixis, and

              (ii)   Exelixis Access To Certain Information.  Exelixis will have
                     --------------------------------------
access to data and intellectual property that is generated by the LLC with respect to research and development upon such terms as the Management Committee determines in good faith, but will continue to get such financial information as is provided under Section 8.6 hereof.

              (iii) Certain Resumption Of Rights Of Exelixis.  If pursuant to
                    ----------------------------------------
Section 13.2(a)(iii) hereof Bayer does not waive, or is not deemed thereunder to waive, its Buyout right, but does not thereafter timely exercise its Buyout right, or if before Bayer exercises such Buyout right such Changed Circumstance ceases to exist, the cessation of which Exelixis will immediately notify Bayer in writing, with a copy to the Management Committee, then Exelixis' rights as to whom it may appoint as Member Representatives and members of the JSC, and its other rights hereunder, including its rights to any information of the LLC, will resume as in effect immediately prior to such Changed Circumstance coming into being.

     15.3 Certain Changed Circumstance Applicable To Bayer.  If a Changed
          ------------------------------------------------
Circumstance occurs with respect to Bayer, and if Exelixis, in its sole discretion, does not timely elect to terminate the LLC as provided in Section
12.1 hereof, then:




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (a) Continuation Of LLC.  The LLC will continue in existence; and
              -------------------

          (b) Continuation Of Certain Agreements.  The LLC Collaboration
              ----------------------------------
Agreement and the Collateral Agreements as they may then exist will, to the extent they so provide, remain in full force and effect; and

          (c) Continuation Of Assay Development Within LLC.  Assay development
              --------------------------------------------
within the LLC will continue until the end of the Research Term, as defined in the LLC Collaboration Agreement; and

          (d) Updates Of HelioTag.  The LLC will continue to get updates of
              -------------------
HelioTag (as it may be renamed after the Commencement Date) from Exelixis in the manner delivered prior to such event; and

          (e) Continuation Of LLC And Of Percentage Interests.  If Exelixis does
              -----------------------------------------------
not purchase Bayer's Membership Interest as provided under Article XIII hereof, the Members will retain their respective Membership Interests and Percentage Interests; and

          (f) Certain Conditions Applicable To Bayer During Interim Period.  If
              ------------------------------------------------------------
pursuant to Section 13.2(a)(iii) hereof Exelixis not has waived, or been deemed to have waived, its Buyout right, then for the period between the date of such notice from Bayer to Exelixis as to such Changed Circumstance and the earliest of (1) the date of the Buyout by Exelixis of Bayer's Membership Interest, or (2) the termination of the LLC pursuant to the terms hereof, or (3) the closing of the transaction involving Bayer which gave rise to the Changed Circumstance, as relevant:

              (i)   Independent Member Representatives And Members Of The JSC.
                    ---------------------------------------------------------
Bayer must immediately appoint and have serving during such period as its Member Representatives and as its members of the JSC individuals who are independent of Bayer, and

              (ii)  Bayer Access To Certain Information.  Bayer will have
                    -----------------------------------
access to data and intellectual property that is generated by the LLC with respect to research and development upon such terms as the Management Committee determines in good faith, but will continue to get such financial information as is provided under Section 8.6 hereof.

              (iii) Certain Resumption Of Rights Of Bayer.  If pursuant to
                    -------------------------------------
Section 13.2(a)(iii) hereof Exelixis does not waive, or is not deemed thereunder to waive, its Buyout right, but does not thereafter timely exercise its Buyout right, or if before Exelixis exercises such Buyout right such Changed Circumstance ceases to exist, the cessation of which Bayer will immediately notify Exelixis in writing, with a copy to the Management Committee, then Bayer's rights as to whom it may appoint as Member Representatives and members of the JSC, and its other rights hereunder, including its rights to any information of the LLC, will resume as in effect immediately prior to such Changed Circumstance coming into being.





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ARTICLE XVI
                             RIGHT OF FIRST OFFER

     16.1 Exercise Of Rights; Adjustment Of Percentage Interests.
          ------------------------------------------------------

          (a) Notice Of Proposed Issuance of Additional Membership Interests Or
              -----------------------------------------------------------------
Other Interests.  If the LLC proposes to issue any additional Membership
---------------
Interests or any other interests in the LLC, including without limitation any equity security of the LLC, and including therein without limitation convertible promissory notes, warrants or options to purchase an interest in the LLC, and such proposal has been approved by the Management Committee, the LLC will give each Member prior written notice of the LLC's intention, describing the additional Membership Interests or other interests in the LLC, the price and the general terms and conditions upon which the LLC proposes to issue such additional Membership Interests or other interests in the LLC and the anticipated effect on such Member's Percentage Interest.

          (b) Exercise Of Right By Members.  Each Member will have [ * ] after
              ----------------------------
the giving of such notice, and [ * ] after the giving of any notice of a material change in such offering (which change notice the LLC promptly will deliver to each Member), to elect by giving written notice thereof to the Management Committee, to purchase, for the price and upon the terms and conditions specified in the LLC's notice, up to the total of additional Membership Interests or other interests in the LLC offered, in each case with a right of oversubscription for each Member, the amount of which oversubscription to be specified in such written notice to the LLC.

          (c) Procedure In The Event Of Oversubscription By Members.  If both
              -----------------------------------------------------
Members subscribe (the "Subscribing Members") for more than the total of
                        -------------------
additional Membership Interests or other interests in the LLC Offered (whether such total is all of such additional Membership Interests or other interests in the LLC, then the Subscribing Members, together, will be entitled to purchase only their respective Pro Rata Share, up to the total of additional Membership Interests or other interests in the LLC offered.

          (d) Automatic Adjustment Of Percentage Interests.  The Percentage
              --------------------------------------------
Interests of the Members will automatically, without any executed amendment hereto being requested, be adjusted, from and after the issuance of such additional Membership Interests, to reflect the result of such issuance.

     16.2 Issuance Of New Securities To Other Persons.  If the Members do not
          -------------------------------------------
together or singly purchase all of the Membership Interests or other interests in the LLC so offered, then the LLC will, if both Members have so agreed in writing, have [ * ] following exercise by the Members of their rights of first offer hereunder to sell to other Persons the additional Membership Interests or other interests in the LLC in respect of which the rights of purchase of the Members were not exercised, at a price and upon general terms and conditions no more favorable to the purchasers thereof than specified in the LLC's notice to the Members pursuant to Section 16.1 hereof. If the LLC has not sold the additional Membership Interests or other interests in the LLC within such [ * ], the LLC will not thereafter issue or sell any additional





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Membership Interests or other interests in the LLC without first offering such securities to the Members, in the manner provided in this Section 16.2.

     16.3 Termination Of Rights Of First Offer.  The rights of first offer
          ------------------------------------
established by this Section 16 will terminate as to all Members upon the termination of the LLC.


                                 ARTICLE XVII
                              DISPUTE RESOLUTION

     17.1 Procedure Before Arbitration.  Any dispute between the Members other
          ----------------------------
than a dispute over a tax reporting matter, which will be resolved as provided in Section 17.3 hereof, and other than a dispute involving intellectual property of either Member or of the LLC, for which judicial resolution will be available to any party, but otherwise including without limitation a Substantial Disagreement and in each case involving, and only with respect to, the LLC, will be attempted to be resolved by the Members in accordance with the following procedure before the provisions of Section 17.2 hereof will apply:

          (a) Notice.  One Member will notify the other Member in writing of the
              ------
nature of the dispute in reasonable detail, with a copy to the Management Committee. If the Members cannot resolve such dispute within [ * ] after such notice is given, they will, by the end of such [ * ], agree on the issues giving rise to the dispute and will submit the matter, and such agreed issues, in writing to their respective Chief Executive Officer or equivalent.

          (b) Appointment Of Senior Executives.  Within [ * ] after their
              --------------------------------
receipt of such notice of the dispute, the respective Chief Executive Officer of each Member (or a senior executive of the relevant Member (or, as to Bayer, at its election, a senior executive of Bayer AG) notified as such in writing promptly by such Member to the other Member), each will appoint a single delegate from among their respective senior executives who will have full power and authority to resolve the dispute. The respective delegates will then have a period of an additional [ * ] after the expiration of such initial [ * ] period within which to meet and attempt to resolve the dispute. If the senior executives cannot resolve the dispute within such time period, then the Chief Executive Officers of the Members (or their respective pre-specified senior executives, as relevant), will meet to attempt to resolve the dispute.

          (c) Deadlock.  If the dispute has not been resolved within [ * ] after
              --------
the date of the original notice from one Member to the other of the dispute given as provided in Section 17.1(a) hereof, then either Member may certify to the other in writing, with a copy to the Management Committee, at any time within [ * ] after the expiration of such [ * ] period that the Members have reached Deadlock.

          (d) Purchase Of Membership Interest Upon Deadlock After Fourth
              ----------------------------------------------------------
Anniversary Of Commencement Date.  If either Member certifies to the other in
--------------
writing that Deadlock has been reached with respect to a Substantial Disagreement after the fourth anniversary of the Commencement Date, then the LLC Collaboration Agreement will continue, but either Member may then offer to purchase the Membership Interest of the other in accordance with the provisions of Section 13.5 hereof. If the relevant Member declines in





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

writing to, or does not timely, pursue such purchase process, then the matter will be resolved by arbitration as provided in Section 17.2 hereof.

          (e) Procedure For Resolution If Deadlock For Other Than Substantial
              ---------------------------------------------------------------
Disagreement, Or Deadlock On Substantial Disagreement Prior To [ * ]
--------------------------------------------------------------------
Anniversary.  If either Member certifies to the other in writing that Deadlock
-----------
has been reached with respect to a dispute other than one involving a Substantial Disagreement, or that Deadlock has been reached, prior to the [ * ] anniversary of the Commencement Date, with respect to a Substantial Disagreement then the parties agree that the LLC Collaboration Agreement will continue, but the matter will be resolved by arbitration as provided in Section 17.2 hereof.

     17.2 Resolution By Arbitration.
          -------------------------

          (a) General.  Except with respect to any dispute involving the
              -------
Confidential Information or intellectual property of either party, for which the parties hereto may seek judicial relief, any dispute between or among any of the parties to this Agreement that arises out of or relates to this Agreement, including a Substantial Disagreement, will, after the procedures described in
Section 17.1 have been followed to their conclusion, be finally settled by binding arbitration in accordance with the Rules of the International Chamber of Commerce (the "ICC"). Any disputes between the parties with respect to
               ---
arbitration procedures will be resolved by arbitration under this Section 17.2. The arbitration will take place in New York, New York. The parties will, before the hearing of any dispute by such arbitrators, make discovery and disclosure of all materials relevant to the subject matter of such dispute, including the taking of depositions at times and places mutually agreeable to the parties, subject to such reasonable and customary further nondisclosure agreements or agreements relating to attorney-client privilege as either party may reasonably and in good faith request of the other in connection with such discovery and disclosure. Subject to such protective measures, the parties will make available to the arbitrators and to each other and their relevant professional advisors, access to materials in written, electronically stored, or other form, including access by computer over secured links, as the requesting arbitrator or party reasonably and in good faith requests. Neither party will be required to furnish such access in any medium other than that in which the relevant material is stored at the time of such request. The parties hereby agree to exclude any application or appeal to the courts in connection with any question of law arising in the course of the referral to arbitration or out of the award. Each of the parties will appoint one arbitrator and the two so nominated will, in turn, choose a third arbitrator. if the arbitrators chosen by the parties cannot agree on the choice of the third arbitrator within a period of thirty (30) days after their nomination, then the third arbitrator will be appointed by the ICC. The language of the arbitration will be English.

          (b) Applicable Law.  The law of the State of California, excluding
              --------------
that body of law known as conflict of laws, will be the applicable substantive law for all matters except those governed by the Act and by federal law, which will apply to such other matters. The applicable procedural law will be the law of the place of arbitration.





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

          (c) Arbitrator Decisions.  The arbitrators will decide in accordance
              --------------------
with the terms of this Agreement and will take into account any appropriate trade usages applicable to the transaction. The arbitrators will state in writing the reasons upon which the award is based.

          (d) Award Of Arbitrators.  The award of the arbitrators will be final
              --------------------
and binding upon the parties, and may, at the arbitrators' discretion, include costs of the arbitration, reasonable fees and costs of attorneys, experts and other witnesses. Judgment upon the award may be entered in any court having jurisdiction. An application may be made to any such court for judicial acceptance of the award and an order of enforcement.

     17.3 Resolution Of Certain Disputes Over Tax Matters.  If either of the
          -----------------------------------------------
Members or the LLC disagrees with the proposed treatment of an item on the return prepared by or for the Tax Matters Member, the Members and the LLC will promptly seek to resolve the disagreement through good faith discussions. If the dispute cannot be so resolved, the Members and the LLC will engage the services of a mutually agreed nationally recognized law firm or accounting firm (which may be any law firm or accounting firm then retained by the LLC, or by either Member, otherwise for general or specific matters) to resolve the matter. The decision of such law firm or accounting firm on such matter, absent demonstrable factual error or mathematical error, or fraud, will be binding on the Members and the LLC. Such firm's fees and costs will be borne one-third by each Member and one-third by the LLC.


                                 ARTICLE XVIII
                                CONFIDENTIALITY

     18.1 Obligations Of Confidentiality.  The provisions of this Article XVIII
          ------------------------------
will apply to all Confidential Information disclosed by one party hereto to one or more of the other parties hereto, whether prior to or after the Commencement Date, and which is not otherwise the subject of a written nondisclosure agreement between the relevant parties. Each party hereto (a) will hold the other parties' Confidential Information in strict confidence, (b) will not disclose such Confidential Information to any third parties and will take all reasonable steps to prevent such disclosure, which steps will include at least those taken by such relevant other party to protect such other party's own confidential information of like kind, and (c) will not use any Confidential Information of the other party for any purpose except for the business of the LLC or as specifically permitted by the LLC Collaboration Agreement. Each receiving party may disclose the disclosing party's Confidential Information to the receiving party's responsible employees and consultants who have a bona fide need to know, but only to the extent necessary to carry out the purposes of the LLC. Each receiving party will instruct all such employees and consultants not to disclose such Confidential Information to third parties, including other consultants, without the prior written permission of the disclosing party.

     18.2 Certain Confidential Information.  The existence of this Agreement and
          --------------------------------
its terms, and the existence and terms of the LLC Collaboration Agreement and the Collateral Agreements as they may then exist are Confidential Information of each party hereto.





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     18.3 Return Of Confidential Information.  Upon the disclosing party's
          ----------------------------------
request, the receiving party will promptly return to the disclosing party all tangible items containing or consisting of the disclosing party's Confidential Information and all copies thereof

     18.4 No Other Rights.  Nothing contained in this Agreement will be
          ---------------
construed as granting any rights to the receiving party, by license or otherwise, to any of the disclosing party's Confidential Information except as specified in this Agreement

     18.5 Acknowledgment.  Each Member and the LLC acknowledge that the
          --------------
unauthorized disclosure or use of the disclosing party's Confidential Information would cause irreparable harm and significant injury to the disclosing party, the degree of which may be difficult to ascertain. Accordingly, each Member agrees that the disclosing party will have the right to seek an immediate injunction enjoining any breach of this Agreement by the receiving party or its employees or consultants, as well as the right to pursue any and all other rights and remedies available at law or in equity for such breach.

     18.6 Disclosure Required By Law.  If the receiving party (or its
          --------------------------
Affiliates) is required, whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process, by any competent government authority, including pursuant to any applicable rule of any stock exchange, self-regulatory organization or other government agency, including without limitation such disclosure in connection with any public offering of securities by either Member or their relevant Affiliates, to disclose any Confidential Information of the disclosing party, the receiving party will promptly notify the disclosing party in writing, in reasonable detail, of such request or requirement and will cooperate with the disclosing party in seeking appropriate protective arrangements requested by the disclosing party. If, in the absence of a protective order or the receipt of a waiver in writing by the disclosing party of such protective order, the receiving party (or any of its Affiliates) is in the written opinion of the receiving party's counsel compelled to disclose the Confidential Information, the receiving party (or its Affiliates) may disclose only so much of the Confidential Information to the party compelling disclosure as is required by law. The receiving party will exercise (and will cause its Affiliates to exercise) commercially reasonable best efforts to obtain appropriate protective arrangements or other reliable assurance that confidential treatment will be accorded to Confidential Information of the disclosing party in the event of such required disclosure.

     18.7 Public Announcements.  During the term of this Agreement, neither the
          --------------------
LLC nor either Member will (except as may otherwise be required by law as described in, and subject to the provisions of, Section 18.6 hereof) issue any press release or other public announcement or disclosure, with respect to this Agreement or any of the Collateral Agreements as they may then exist, or any of the transactions contemplated hereby or thereby, nor any material development relating to any of the foregoing, without the prior written consent of both Members.

     18.8 Survival Of Confidentiality Obligations.  The provisions set forth in
          ---------------------------------------
this Article XVIII will survive any expiration or termination of this Agreement, for a period of [ * ] after the effective date of such expiration or termination.





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ARTICLE XIX
                                 MISCELLANEOUS

     19.1 Further Assurances.  The parties hereto will execute and deliver any
          ------------------
further instruments or documents and perform any additional acts that are or may become necessary to effectuate and carry on the LLC created by this Agreement and to carry out the purposes and intent of this Agreement.

     19.2 Binding Effect.  Subject to the restrictions on transfer set forth in
          --------------
Section 3.4 hereof, this Agreement will be binding on and inures to the benefit of the Members and their respective transferees, successors, assigns and legal representatives.

     19.3 Entire Agreement; Amendment; Incorporation Of Exhibits By Reference.
          -------------------------------------------------------------------
This Agreement sets forth the agreement between the Members (or among the Members if there are more than two (2) Members) with respect to the specific subject matter hereof, and, except as otherwise set forth herein, supersedes and terminates all prior representations, agreements and understandings between the Members (or among the Members if there are more than two (2) Members) regarding the subject matter hereof. No alteration, amendment, change or addition to this Agreement will be binding upon the Members or the LLC unless in writing and signed by an authorized signatory of each Member, in which case such amendment also will be binding upon the LLC. Each Exhibit hereto is incorporated herein by reference.

     19.4 Assignment.  Neither Member (nor any Member if there are more than two
          ----------
(2) Members) may assign or transfer this Agreement or any of such Member's rights or obligations hereunder without the prior written consent of the other Member.

     19.5 Notices.  All notices, requests, consents and other communications
          -------
hereunder to any party will be deemed to be sufficient if contained in a written instrument delivered in person, including delivery by recognized express courier, fees prepaid, or sent by facsimile transmission or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, in each case addressed as set forth below, or to such other address as may hereinafter be designated in writing by the recipient to the sender pursuant to this Section 19.5. All such notices, requests, consents and other communications will be deemed to have been received in the case of personal delivery, including delivery by express courier, on the date of such delivery; in the case of facsimile transmission, on the date of transmission; and in the case of mailing, on the third day after deposit in the U.S. mail, proper postage prepaid. All notices to the Management Committee will be given to each Member Representative then serving, at such address for such Member Representative as is shown at the relevant time in the records of the LLC.


If to Exelixis:  Exelixis Pharmaceuticals, Inc.
                 Attention:  Chief Executive Officer
                 260 Littlefield Avenue
                 South San Francisco, CA 94080
                 Facsimile: 650-825-2205





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

With a copy to:     Cooley Godward LLP
                    Five Palo Alto Square
                    3000 El Camino Real
                    Palo Alto, CA 94306
                    Attention: Robert L. Jones
                    Facsimile: 650-857-0663

If to Bayer:        Bayer Corporation
                    Attention: William G. Ferguson, Vice President and
                    Assistant General Counsel
                    8400 Hawthorne Road
                    Kansas City, MO 64120-0013 l
                    Facsimile: 816-242-2739

With a copy to:     Heller Ehrman White & McAuliffe
                    Attention: Bruce W. Jenett
                    525 University Avenue
                    Palo Alto, CA 94301
                    Facsimile: 650-324-0638

If to the LLC:      GenOptera LLC
                    Attention:  Chief Executive Officer
                    c/o Exelixis Pharmaceuticals, Inc.
                    260 Littlefield Avenue
                    South San Francisco, CA 94080
                    Facsimile:  650-825-2205

     19.6 Electronic Data Interchange.  If both Members and/or the LLC elect to
          ---------------------------
facilitate their activities hereunder by electronically sending and receiving data in agreed formats (also referred to in general usage as Electronic Data Interchange or EDI) in substitution for conventional paper-based documents, the terms and conditions of this Agreement will apply to such EDI activities and communications as if such EDI communication , and as if such communication were sent by facsimile.

     19.7 Severability.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, then such provisions will be enforced to the maximum extent possible under applicable law and the remainder of such provisions) will be excluded from this Agreement, and the balance of this Agreement will be interpreted as if such provisions) or portion(s) thereof were so excluded and will continue to be enforceable in accordance with its terms.

     19.8 Counting Of Time.  Whenever days are to be counted under this
          ----------------
Agreement, the first day will not be counted and the day will be counted, such that if a notice is delivered on a Monday to one Member, for example, with a five (5) day reply period hereunder, the reply must







[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

be given to the sending Member (not received by such sending Member) by such recipient member no later than 11:59 a.m. local time for the sender, on the Saturday next following such Monday.

     19.9  Force Majeure Events.  Except as otherwise provided herein, no Member
           --------------------
will be in breach of this Agreement, or liable to the other Member, or to the LLC, for any loss, damage, detention, delay or failure of performance to the extent such loss, damage, detention, delay or failure is caused by a Force Majeure Event provided that the party claiming excuse uses its commercially reasonable efforts to overcome the same. In the event of a Force Majeure Event, the obligations of the Affected Member will be suspended as long as such Force Majeure Event continues, but such suspension will have no effect upon the rights of the Members to terminate the LLC, as provided in Section 12.1(c)(iii) hereof, or of one Member to purchase the Membership Interest of the other Member as provided in Section 13.2 hereof, in the event of a Continuing Force Majeure Event.

     19.10  Hardship  If, during the period of this Agreement, performance of
            --------
this Agreement should lead to unreasonable hardship for one or other Member taking the interests of both Members into account, both Members will endeavor to agree in good faith to amend this Agreement in view of such circumstance.

     19.11  Non-Waiver.  The failure of a Member in any one or more instances to
            ----------
insist upon strict performance of any of the terms and conditions of this Agreement will not be construed as a waiver or relinquishment, to any extent, of the right to assert or rely upon any such terms or conditions on any future occasion.

     19.12  Disclaimer Of Agency; No Right Of Members To Commit Or Bind LLC.
            ---------------------------------------------------------------
This Agreement will not render either Member the legal representative or agent of another, nor will either Member have the right or authority to assume, create, or incur any third party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement or except as may be expressly agreed in advance in writing by the Member to be bound. Except as expressly provided herein, or except as expressly consented to in writing by the other Member in advance of such commitment, no Member will have the right to commit or bind the LLC.

     19.13  Certain Third Parties.  Except with respect to the rights of certain
            ---------------------
Persons to be indemnified pursuant to Article XI of this Agreement, which Persons are intended as third party beneficiaries of their respective rights be indemnified as set forth therein, able to enforce their respective rights to such indemnification as if they were a party hereto, nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     19.14  No Grant Of Rights.  Except as specifically stated herein, neither
            ------------------
Member, nor the LLC, grants to any other party hereto and rights or license to any intellectual property rights or other rights of the first party.






[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

     19.15  Expenses.  Except as otherwise provided in this Agreement (a) all
            --------
expenses incurred by a Member in connection with its obligations under this Agreement will be borne solely by such Member, and (b) each Member will be responsible for appointing its own employees, agents and representatives, who will be compensated by such Member.

     19.16  Captions.  The captions to Sections of this Agreement have been
            --------
inserted for identification and reference purposes only and will not be used to construe or interpret this Agreement.

     19.17  Costs And Attorneys' Fees.  Except as otherwise provided in Article
            -------------------------
XI hereof, including therein the definition of "Damages" under Section 1.21 hereof, if any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party will recover all of such party's reasonable fees and costs of attorneys incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

     19.18  Governing Law.  The law of the State of California, excluding that
            -------------
body of law known as conflict of laws, will be the applicable substantive law for all matters involving this Agreement, except those governed by the Act and by federal law, which will apply to such other matters.

     19.19  Waiver Of Action For Partition.  Each Member hereby irrevocably
            ------------------------------
waives during the term of the LLC any right that such Member may have to maintain any action for partition with respect to the property of the LLC.

     19.20  Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which will be an original and both of which will constitute together the same document.

     19.21  Official Language.  The official text of this Agreement and any
            -----------------
appendices, Exhibits and Schedules hereto, will be made, written and interpreted in English. Any notices, accounts, reports, documents, disclosures of information or statements required by or made under this Agreement, whether during its term or upon expiration or termination thereof, will be in English. In the event of any dispute concerning the construction or meaning of this Agreement, reference will be made only to this Agreement as written in English and not to any other translation into any other language.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.



BAYER CORPORATION                       EXELIXIS PHARMACEUTICALS, INC.

By: /s/ Emil E. Lansu                   By: /s/ George Scangos
    ----------------------------              -----------------------------
Name: Emil E. Lansu                     Name: George Scangos
     ---------------------------                ---------------------------
Title: Executive Vice President         Title: President & CEO
       -------------------------                 --------------------------
Date signed: December 16, 1999          Date signed: December 16, 1999
             -------------------                     ----------------------





[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

GENOPTERA LLC
By: /s/ Frank F. Reuscher
    ----------------------------
Name: Frank F. Reuscher
Title:  Chief Executive Officer
Date signed: December 15, 1999








[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                   EXHIBIT A
                                   ---------
                         LIST OF COLLATERAL AGREEMENTS
                         -----------------------------



                          [NONE AT THE EFFECTIVE DATE]




[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                      -i-